PRIME SUCCESSION HOLDINGS, INC.,
                                    AS ISSUER


                                       AND


                    UNITED STATES TRUST COMPANY OF NEW YORK,
                                   AS TRUSTEE


       -------------------------------------------------------------------


                                    INDENTURE


                          DATED AS OF _______ __, 2000


       -------------------------------------------------------------------


                                   $20,000,000


   14.25% MANDATORILY CONVERTIBLE SENIOR SUBORDINATED NOTES DUE 2004 OR, UPON
                                CONVERSION, 2009

                              CROSS-REFERENCE TABLE
TIA SECTION                                                    INDENTURE SECTION
-----------                                                    -----------------

ss.310   (a)(1).............................................................7.10
         (a)(2).............................................................7.10
         (a)(3).............................................................N.A.
         (a)(4).............................................................N.A.
         (b)...........................................................7.8; 7.10
         (c)................................................................N.A.
ss.311   (a)................................................................7.11
         (b)................................................................7.11
         (c)................................................................N.A.
ss.312   (a)................................................................7.13
         (b)................................................................12.3
         (c)................................................................12.3
ss.313   (a).................................................................7.6
         (b)(1).............................................................N.A.
         (b)(2)..............................................................7.6
         (c)...........................................................7.6; 12.2
         (d).................................................................7.6
ss.314   (a)............................................................4.7; 4.8
         (b)................................................................N.A.
         (c)(1).............................................................12.4
         (c)(2).............................................................12.4
         (c)(3).............................................................N.A.
         (d)................................................................N.A.
         (e)................................................................12.5
         (f)................................................................N.A.
ss.315   (a).................................................................7.1
         (b)...........................................................7.5; 12.2
         (c).................................................................7.1
         (d).................................................................7.1
         (e)................................................................6.11
ss.316   (a)(last sentence).................................................12.6
         (a)(1)(A)...........................................................6.5
         (a)(1)(B)...........................................................6.4
         (a)(2).............................................................N.A.
         (b).................................................................6.7
         (c)...........................................................1.1; 2.11
ss.317   (a)(1)..............................................................6.8
         (a)(2)..............................................................6.9
         (b).................................................................2.4
ss.318   (a)................................................................12.1

Note: This Cross-Reference Table shall not, for any purpose, be deemed to be part of this Indenture. N.A. means Not Applicable.

                                TABLE OF CONTENTS

                                                                                                      PAGE
                                                                                                      ----
ARTICLE I         DEFINITIONS AND INCORPORATION BY REFERENCE.............................................1
         Section 1.1       Incorporation by Reference of Trust Indenture Act............................12
         Section 1.2       Rules of Construction........................................................13

ARTICLE II        THE NOTES.............................................................................13
         Section 2.1       Form and Dating..............................................................13
         Section 2.2       Execution and Authentication.................................................14
         Section 2.3       Registrar and Paying Agent...................................................15
         Section 2.4       Paying Agent To Hold Money in Trust..........................................16
         Section 2.5       Global Notes.................................................................17
         Section 2.6       Transfer and Exchange........................................................18
         Section 2.7       Replacement Notes............................................................19
         Section 2.8       Outstanding Notes............................................................19
         Section 2.9       Temporary Notes..............................................................20
         Section 2.10      Cancellation.................................................................20
         Section 2.11      Payment of Interest; Interest Rights Preserved...............................20
         Section 2.12      CUSIP Numbers................................................................23
         Section 2.13      Transfers, etc...............................................................23

ARTICLE III       REDEMPTION............................................................................24
         Section 3.1       Redemption of Notes; Notices to Trustee......................................24
         Section 3.2       Selection of Notes To Be Redeemed............................................24
         Section 3.3       Notice of Redemption.........................................................25
         Section 3.4       Effect of Notice of Redemption...............................................26
         Section 3.5       Deposit of Redemption Price..................................................26
         Section 3.6       Notes Redeemed in Part.......................................................26

ARTICLE IV        COVENANTS.............................................................................27
         Section 4.1       Payment of Notes.............................................................27
         Section 4.2       Maintenance of Office or Agency..............................................27
         Section 4.3       Money for the Note Payments to be Held in Trust..............................28
         Section 4.4       Corporate Existence..........................................................28
         Section 4.5       Maintenance of Property......................................................29
         Section 4.6       Payment of Taxes and Other Claims............................................29
         Section 4.7       SEC Reports..................................................................29
         Section 4.8       Compliance Certificate.......................................................30
         Section 4.9       Waiver of Stay, Extension or Usury Laws......................................30
         Section 4.10      Investment Company Act.......................................................30
         Section 4.11      Further Instruments and Acts.................................................31

                                                                                                      PAGE
                                                                                                      ----
ARTICLE V         SUCCESSOR COMPANY.....................................................................31
         Section 5.1       Merger, Consolidation and Sale of Assets.....................................31

ARTICLE VI        DEFAULTS AND REMEDIES.................................................................32
         Section 6.1       Events of Default............................................................32
         Section 6.2       Acceleration.................................................................34
         Section 6.3       Other Remedies...............................................................34
         Section 6.4       Waiver of Past Defaults......................................................35
         Section 6.5       Control by Majority..........................................................35
         Section 6.6       Limitation on Suits..........................................................35
         Section 6.7       Rights of Holders to Receive Payment.........................................36
         Section 6.8       Collection Suit by Trustee...................................................36
         Section 6.9       Trustee May File Proofs of Claim.............................................36
         Section 6.10      Priorities...................................................................37
         Section 6.11      Undertaking for Costs........................................................37

ARTICLE VII  TRUSTEE....................................................................................37
         Section 7.1       Duties of Trustee............................................................37
         Section 7.2       Rights of Trustee............................................................39
         Section 7.3       Individual Rights of Trustee.................................................39
         Section 7.4       Trustee's Disclaimer.........................................................40
         Section 7.5       Notice of Defaults...........................................................40
         Section 7.6       Reports by Trustee to Holders................................................40
         Section 7.7       Compensation and Indemnity...................................................40
         Section 7.8       Replacement of Trustee.......................................................41
         Section 7.9       Successor Trustee by Merger..................................................42
         Section 7.10      Eligibility; Disqualification................................................42
         Section 7.11      Preferential Collection of Claims Against Company............................43
         Section 7.12      Trustee's Application for Instructions from the Company......................43
         Section 7.13      Company to Furnish Trustee Names and
                           Addresses of Holders.........................................................43

ARTICLE VIII  DISCHARGE OF INDENTURE; DEFEASANCE........................................................44
         Section 8.1       Discharge of Liability on Notes; Defeasance..................................44
         Section 8.2       Conditions to Defeasance.....................................................45
         Section 8.3       Application of Trust Money...................................................46
         Section 8.4       Repayment to Company.........................................................47
         Section 8.5       Indemnity for Government Obligations.........................................47
         Section 8.6       Reinstatement................................................................47

ARTICLE IX        AMENDMENTS............................................................................47
         Section 9.1       Without Consent of Holders...................................................47

                                                                                                      PAGE
                                                                                                      ----
         Section 9.2       With Consent of Holders......................................................48
         Section 9.3       Compliance with Trust Indenture Act..........................................49
         Section 9.4       Revocation and Effect of Consents and Waivers................................49
         Section 9.5       Notation on or Exchange of Notes.............................................50
         Section 9.6       Trustee To Sign Amendments...................................................50
         Section 9.7       Payment for Consent..........................................................50

ARTICLE X         SUBORDINATION OF THE NOTES............................................................51
         Section 10.1      Agreement to Subordinate.....................................................51
         Section 10.2      Liquidation, Dissolution, Bankruptcy.........................................51
         Section 10.3      Default on Senior Indebtedness of the Company................................51
         Section 10.4      Acceleration of Payment of Notes.............................................52
         Section 10.5      When Distribution Must Be Paid Over..........................................53
         Section 10.6      Subrogation..................................................................53
         Section 10.7      Relative Rights..............................................................53
         Section 10.8      Subordination May Not Be Impaired by Company.................................53
         Section 10.9      Rights of Trustee and Paying Agent...........................................53
         Section 10.10     Distribution or Notice to Representative.....................................54
         Section 10.11     Article 10 Not to Prevent Events of Default or
                           Limit Right to Accelerate....................................................54
         Section 10.12     Trust Moneys Not Subordinated................................................54
         Section 10.13     Trustee Entitled to Rely upon Any Payment
                           or Distribution..............................................................55
         Section 10.14     Trustee To Effectuate Subordination..........................................55
         Section 10.15     Trustee not Fiduciary for Holders of Senior Indebtedness.....................55
         Section 10.16     Reliance by Holders of Senior Indebtedness
                           on Subordination Provisions..................................................55

ARTICLE XI        CONVERSION OF SECURITIES..............................................................56
         Section 11.1      Mandatory Conversion and Conversion Price....................................56
         Section 11.2      Exercise of Conversion Feature  .............................................57
         Section 11.3      Selection of Notes to be Converted; Fractions of Shares .....................58
         Section 11.4      Adjustment of Conversion Price...............................................58
         Section 11.5      No Adjustment  ..............................................................62
         Section 11.6      Other Adjustments  ..........................................................62
         Section 11.7      Adjustments for Tax Purposes  ...............................................63
         Section 11.8      Notice of Adjustments of Conversion Price ...................................63
         Section 11.9      Notice of Certain Corporate Action.  ........................................63
         Section 11.10     Company to Reserve Common Stock..............................................63
         Section 11.11     Taxes on Conversions.........................................................64
         Section 11.12     Covenant as to Common Stock..................................................64
         Section 11.13     Cancellation of Converted Securities.........................................64
         Section 11.14     Provisions in Case of Reclassification,

                                                                                                      PAGE
                                                                                                      ----
                           Consolidation, Merger or Sale of Assets  ....................................64
         Section 11.15     Successive Adjustments.......................................................65

ARTICLE XII  MISCELLANEOUS..............................................................................65
         Section 12.1      Trust Indenture Act Controls.................................................65
         Section 12.2      Notices......................................................................65
         Section 12.3      Communication by Holders with Other Holders..................................66
         Section 12.4      Certificate and Opinion as to Conditions Precedent...........................66
         Section 12.5      Statements Required in Certificate or Opinion................................66
         Section 12.6      When Notes Disregarded.......................................................67
         Section 12.7      Rules by Trustee, Paying Agent and Registrar.................................67
         Section 12.8      Legal Holidays...............................................................67
         Section 12.9      Governing Law................................................................67
         Section 12.10     No Recourse Against Others...................................................68
         Section 12.11     Successors...................................................................68
         Section 12.12     Multiple Originals...........................................................68
         Section 12.13     Table of Contents; Headings..................................................68
         Section 12.14     Severability.................................................................68
         Section 12.15     Further Instruments and Acts.................................................69

         EXHIBIT A -       Form of Global Note
         EXHIBIT B -       Form of Certificate Note

                  This INDENTURE dated as of December __ 2000, is made by and between PRIME SUCCESSION HOLDINGS, INC., a Delaware corporation (the "Company"), and UNITED STATES TRUST COMPANY OF NEW YORK, a New York corporation (the "Trustee").

                                    RECITALS

                  Pursuant to the Plan (as hereinafter defined), the Company has duly authorized the creation and issuance of its 14.25% Mandatorily Convertible Senior Subordinated Notes Due 2004 or, upon conversion, 2009, and the Company has duly authorized the execution and delivery of this Indenture.

                  All things necessary have been done (i) to make the Notes, when executed by the Company and authenticated and delivered by the Trustee hereunder and duly issued by the Company, the valid obligations of the Company and (ii) to make this Indenture a valid instrument of the Company, in each case, in accordance with their respective terms.

                  In consideration of the foregoing and the acceptance of the Notes (or a beneficial interest in a Global Note) by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders, as follows.

                                    ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

                  "ACTUAL NET CASH FLOW FROM OPERATING ACTIVITIES" means for any fiscal year of Prime, the amount shown on Prime's consolidated statement of cash flows prepared in accordance with GAAP as "Net cash flow from operating activities."

                  "AFFILIATE" of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" (including with correlative meaning, the terms "controlling," "controlled by" and "under common control with") when used with respect to any Person, means (i) the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise or (ii) the beneficial ownership of 20% or more of the total voting power of the Voting Stock (on a fully diluted basis) of such Person.

                  "AGENT MEMBERS" has the meaning assigned to it in Section 2.5(a).

                  "BANKRUPTCY LAW" means Title 11, United States Code, or any other applicable federal, state, or foreign bankruptcy, insolvency or similar law as now or hereafter constituted.

                  "BLOCKAGE NOTICE" has the meaning assigned to it in Section 10.3.

                  "BOARD OF DIRECTORS" means, as the context requires, the Board of Directors of the Company or the applicable Subsidiary, as the case may be, or any committee thereof duly authorized to act on behalf of such Board.

                  "BOARD RESOLUTION" means a duly adopted resolution of the Board of Directors in full force and effect at the time of determination and certified as such by the Secretary or Assistant Secretary of the Company or a Subsidiary, as the case may be.

                  "BUSINESS DAY" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such State are authorized or required by law or other governmental action to close.

                  "CAPITALIZED LEASE OBLIGATION" means, as to any Person, the obligations of such Person under a lease that are required to be capitalized and accounted for as capital lease obligations under GAAP and, for purposes of this definition, the amount of such obligations at any date shall be the capitalized amount of such obligations at such date, determined in accordance with GAAP.

                  "CAPITAL STOCK" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) the equity of such Person, including any Preferred Stock, but excluding any debt securities convertible into such equity.

                  "CASH EQUIVALENTS" means (i) marketable direct obligations issued or unconditionally Guaranteed by the United States government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof; (ii) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from either Standard & Poor's Rating Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"); (iii) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having the highest rating obtainable from either S&P or Moody's; and (iv) certificates of deposit or bankers' acceptances maturing within one year from the date of acquisition thereof issued by any commercial bank organized under the laws of the United States or any state thereof or the District of Columbia that (a) is at least "adequately capitalized" (as defined in the regulations of its primary Federal banking regulator) and (b) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000; (v) shares of any money market mutual fund that
(a) has its assets invested continuously in the types of investments referred to in clauses (i) and (ii) above, (b) has net assets of not less than $500,000,000, and (c) has the highest rating obtainable from either S&P or Moody's; and (vi) repurchase agreements with respect to, and which are fully secured by a perfected security interest in, obligations of a type described in clause (i) or clause (ii) above and are with any commercial bank described in clause (iv) above.

                  "CERTIFICATED NOTES" has the meaning assigned to it in Section 2.1.

                  "CODE" means the Internal Revenue Code of 1986, as amended.

                  "COMMON STOCK" means the common stock, par value $.01 per share, of the Company (or any Surviving Entity).

                  "COMPANY" means the party named as such in this Indenture until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained herein and required by the TIA, each other obligor on the indenture securities.

                  "COMPANY ORDER" means a written order signed in the name of the Company by (i) the Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer or any Vice President of the Company and (ii) the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

                  "CONVERSION DATE" has the meaning set forth in Section 11.1 hereof.

                  "CONVERSION EVENT" means any of the following events: (i) May 31, 2003, if the Obligations in respect of the Senior Credit Facilities have not been repaid in full by such date, (ii) non-compliance by Prime, as borrower, of the financial covenants contained in the Senior Credit Facilities for two consecutive fiscal quarterly periods, (iii) a payment event of default under the Senior Credit Facilities which is not cured within 30 days thereof (whether or not such payment event of default has been waived by the lenders party thereto),
(iv) the commencement of an Insolvency or Liquidation Proceeding in respect of the

Company or Prime which, if commenced involuntarily (other than by the Holders), shall remain undismissed and unstayed for 30 days thereafter or (v) the acceleration of the Notes under Section 9.2 hereof.

                  "CONVERSION OPTION" means the right of the requisite composite of lenders under, and in accordance with the terms of, the Senior Credit Facilities, upon the occurrence and continuance of a Conversion Event, to elect to cause the then outstanding principal amount of the Notes, plus accrued but unpaid interest thereon, LESS $7,500,000 to be converted into Common Stock on the terms set forth in Article XI hereof.

                  "CONVERSION PRICE" has the meaning set forth in Section 11.1 hereof.

                  "CORPORATE TRUST OFFICE" means the principal office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office is, at the date of execution of this Indenture, located in New York City.

                  "CUSTODIAN" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

                  "DAILY MARKET PRICE" means the price of a share of Common Stock on the relevant date, determined (a) on the basis of the last reported sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case as reported on the New York Stock Exchange, Inc. (the "NYSE") or, if the Common Stock is not then traded on the NYSE, on the principal national securities exchange on which the Common Stock is listed or admitted for trading or (b) if the Common Stock is not listed or admitted for trading on any national securities exchange, on the basis of the last reported sale price or, in case no such sale takes place on such day, the average of the highest reported bid and the lowest reported asked quotation for the Common Stock, in either case as reported on the automatic quotation system of the Nasdaq Stock Market or a similar service if Nasdaq is no longer reporting such information or (c) if the Common Stock is not so listed or traded as contemplated by clause (a) and quotations for the Common Stock are not available as contemplated by clause (b), on such basis as the Board of Directors shall establish in good faith.

                  "DEFAULT" means any event which is, or after notice or passage of time or both would be, an Event of Default.

                  "DEFAULTED INTEREST" has the meaning set forth in Section 2.11 hereof.

                  "DEPOSITARY" means The Depository Trust Company, its nominees, and their respective successors.

                  "DESIGNATED SENIOR INDEBTEDNESS" means, in respect of the Company or any of its Subsidiaries,

                           (i)      the Obligations in respect of the Senior
Credit Facilities; and

                           (ii)     any other Senior Indebtedness of the Company
or any of its Subsidiaries which, in each case, at the date of determination, has an aggregate principal amount outstanding of, or under which, at the date of determination, the holders of such Senior Indebtedness are committed to lend up to, at least $5,000,000 and is specifically designated by the Company or in such Indebtedness as "Designated Senior Indebtedness."

                  "DISQUALIFIED STOCK" means, with respect to any Person, any Capital Stock which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event (i) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise, (ii) is convertible or exchangeable for Indebtedness or Disqualified Stock or (iii) is redeemable at the option of the holder thereof, in whole or in part.

                  "EVENT OF DEFAULT" has the meaning assigned to it in Section 6.1.

                  "EXCESS PAYMENT" means the portion of the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive evidence of such fair market value and described in a Board Resolution) of other consideration payable in respect of any tender offer or other negotiated transaction by the Company or a Subsidiary for all or any portion of the Common Stock that is in excess of an amount equal to the product of (x) the number of shares of Common Stock with respect to which the aggregate tender offer or negotiated purchase consideration is payable times
(y) the Reference Price.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "GAAP" means generally accepted accounting principles in the United States as in effect as of the Issue Date, including those set forth (i) in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants, (ii) in statements and pronouncements of the Financial Accounting Standards Board, (iii) in such other statements by such other entity as approved by a significant segment of the accounting profession, and (iv) in the published rules and regulations of the Commission governing the inclusion of financial statements (including PRO FORMA financial statements) in periodic reports required to be filed pursuant to
Section 13 of the Exchange Act, including opinions and pronouncements in staff accounting bulletins and similar written statements from the accounting staff of the Commission.

                  "GLOBAL NOTE" has the meaning assigned to it in Section 2.1.

                  "GUARANTEE" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness or other obligation of any Person and any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation of such Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); PROVIDED, HOWEVER, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

                  "HOLDER" or "NOTEHOLDER" means the Person in whose name a Note is registered on the Registrar's books.

                  "INCUR" means issue, assume, Guarantee, incur or otherwise become liable for; PROVIDED, HOWEVER, that any Indebtedness or Disqualified Capital Stock of a Person existing at the time such Person becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Subsidiary at the time it becomes a Subsidiary, and PROVIDED FURTHER, HOWEVER, the term "incur" may be modified by Section 1.2 hereof. The term "Incurrence" when used as a noun shall have a correlative meaning.

                  "INDEBTEDNESS" means, with respect to any Person, without duplication, on any date of determination, the principal amount (or if less, the accreted value) of all indebtedness, obligations and liabilities of such Person

                           (i)      for borrowed money;

                           (ii)     evidenced by bonds, debentures, notes or
other similar instruments;

                           (iii)    Capitalized Lease Obligations;

                           (iv)     notes payable and drafts accepted
representing extensions of credit, whether or not representing obligations for borrowed money, of such Person, excluding all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction, and trade accounts payable arising in the ordinary course of business;

                           (v)      any indebtedness, obligation or liability of
such Person owed for all or any part of the deferred purchase price of property or services (excluding any such obligations Incurred under ERISA), which purchase price is (a) due more than six months (or a longer period of up to one year, if such terms are available from suppliers in the ordinary course of business) from the date of Incurrence of the obligation in respect thereof or (b) evidenced by a note or similar written instrument;

                           (vi)     Guarantees of such Person in respect of
Indebtedness referred to in clauses (i) through (v) above and clauses (vii),
(viii) and (x) below;

                           (vii)    all indebtedness of any other Person of the
type referred to in clauses (i) through (vi) above which is secured by any Lien on any property or asset of such Person regardless of whether the indebtedness secured thereby shall have been assumed by such Person or is nonrecourse to the credit of such Person;

                           (viii)   all indebtedness created or arising under
any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property);

                           (ix)     all Disqualified Stock issued by such Person
with the amount of Indebtedness represented by such Disqualified Stock being equal to the greater of its voluntary or involuntary liquidation preference and its maximum fixed repurchase price, but excluding accrued dividends, if any;

                           (x)      all obligations under or in respect of
Interest Rate or Currency Protection Agreements of such Person; and

                           (xi)     any Preferred Stock of any Subsidiary of
such Person valued at the sum of (without duplication) (A) the liquidation preference thereof, (B) any mandatory redemption payment obligations in respect thereof and (C) accrued cash dividends thereon.

                  "INDENTURE" means this Indenture as amended or supplemented from time to time.

                  "INSOLVENCY OR LIQUIDATION PROCEEDING" means (i) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relating to the Company or its assets, or (ii) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary or whether or not involving insolvency or bankruptcy, or (iii) any assignment for the benefit of creditors or any other marshaling of assets or liabilities of the Company.

                  "INTEREST PAYMENT DATE" means each annual Interest Payment Date on March 31 of each year, commencing March 31, 2002, in respect of the Notes. The "First

Interest Payment Date" shall mean March 31, 2002. The "Second Interest Payment Date" shall mean March 31, 2003 and so on.

                  "INTEREST RATE OR CURRENCY PROTECTION AGREEMENT" of any Person means any interest rate protection agreement (including, without limitation, interest rate swaps, caps, floors, collars, derivative instruments and similar agreements), and/or other types of interest hedging agreements and any currency protection agreement (including foreign exchange contracts, currency swap agreements or other currency hedging arrangements) in support of the Company's business and not of a speculative nature.

                  "ISSUE DATE" means the date on which the Notes are originally issued.

                  "LEGAL HOLIDAY" has the meaning assigned to it in Section
12.8.

                  "LIEN" means any mortgage, pledge, assignment, security interest, encumbrance, lien (statutory or otherwise) or charge of any kind (including any conditional sale or other title retention agreement) and any other preferential arrangement having the practical effect of any of the foregoing.

                  "NOTE CUSTODIAN" means, with respect to each Global Note, the custodian with respect to such Global Note, the custodian with respect to such Global Note (as appointed by the Depositary), or any successor Person thereto, and shall initially be the Trustee.

                  "NOTE REGISTER" has the meaning assigned to it in Section 2.3.

                  "NOTES" means the 14.25% Mandatorily Convertible Senior Subordinated Notes Due 2004 or, upon conversion, 2009, including any Secondary Securities issued as interest thereon, in each case, issued under this Indenture, as the same may be amended or modified from time to time in accordance with the terms hereof.

                  "NOTICE OF DEFAULT" has the meaning assigned to it in Section 6.1.

                  "OBLIGATIONS" means, with respect to any Indebtedness, any principal, interest (including, without limitation, Post-Petition Interest), penalties, fees, indemnifications, reimbursements, including damages, and other liabilities payable under the documentation governing such Indebtedness.

                  "OFFICER" means the Chairman of the Board, President, Chief Financial Officer, Controller, Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Company or any Subsidiary of the Company, as the case may be.

                  "OFFICERS' CERTIFICATE" means a certificate signed by two Officers.

                  "OPINION OF COUNSEL" means a written opinion from legal counsel who is acceptable to the Trustee. The counsel may be an employee of or counsel to the Company.

                  "PAYING AGENT" has the meaning assigned to it in Section 2.3.

                  "PAYMENT BLOCKAGE PERIOD" has the meaning assigned to it in
Section 10.3.

                  "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

                  "PLAN" means the Amended Joint Plan of Reorganization confirmed in connection with IN RE Prime Succession, Inc., ET AL., Case No. 00-2969(PJW), pending in the -- -- United States Bankruptcy Court for the District of Delaware.

                  "POST-PETITION INTEREST" means all interest accrued or accruing after the commencement of any Insolvency or Liquidation Proceeding (and interest that would accrue but for the commencement of any Insolvency or Liquidation Proceeding) in accordance with and at the contract rate (including, without limitation, any rate applicable upon default) specified in the agreement or instrument creating, evidencing or governing any Indebtedness, whether or not, pursuant to applicable law or otherwise, the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding.

                  "PREFERRED STOCK" means, as applied to the Capital Stock of any corporation, Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such corporation, over shares of Capital Stock of any other class of such corporation.

                  "PRIME" means Prime Succession, Inc., a Delaware corporation.

                  "PROPERTY" means, with respect to any Person, any interest of such Person in any kind of property or asset, whether real, personal or mixed, tangible or intangible.

                  "RECORD DATE" means, for the interest payable on any Interest Payment Date, the date specified in Section 2.11 hereof.

                  "REDEMPTION DATE" means, when used with respect to any Note or part thereof to be redeemed hereunder, the date fixed for redemption of such Notes pursuant to the terms of the Notes and this Indenture.

                  "REDEMPTION PRICE" means, when used with respect to any Note or part thereof to be redeemed hereunder, the price fixed for redemption of such Note pursuant to the terms of the Notes and this Indenture, plus accrued and unpaid interest thereon, if any, to the Redemption Date.

                  "REFERENCE PRICE" means, with respect to any tender offer or other negotiated transaction by the Company or a Subsidiary for all or any portion of the Company's Common Stock, the average of the Daily Market Prices per share of Common Stock on the five consecutive trading days selected by the Company out of the 10 consecutive trading days next succeeding the date of payment of such negotiated transaction consideration or expiration of such tender offer, as the case may be.

                  "REGISTRAR" has the meaning assigned to it in Section 2.3.

                  "REPRESENTATIVE" means any trustee, agent or representative (if any) for an issue of Senior Indebtedness of the Company or any of its Subsidiaries.

                  "SEC" means the Securities and Exchange Commission.

                  "SECONDARY SECURITIES" has the meaning set forth in Section 2.11.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SENIOR CREDIT FACILITIES" means the Credit Agreement dated as of December __, 2000 among Prime, as borrower, the Company and the Subsidiaries of the Company identified therein, as guarantors, the lenders party thereto, The Bank of Nova Scotia, as administrative agent, and Goldman Sachs Credit Partners, L.P., as syndication agent, together with the other Loan Documents (as defined therein), as such agreements may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreement extending the maturity of, refinancing, replacing or otherwise restructuring (including adding Subsidiaries of the Company as additional borrowers or guarantors thereunder) all or any portion of the Indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders.

                  "SENIOR INDEBTEDNESS" means with respect to any Person, (i) all Obligations in respect of the Senior Credit Facilities and (ii) all Obligations in respect of other Indebtedness (other than as represented by the Notes), whether outstanding on the Issue Date or thereafter Incurred; PROVIDED, HOWEVER, that Senior Indebtedness shall not include (1) any obligation of such Person to any Subsidiary of such Person, (2) any liability for federal, state, local or other taxes owed or owing by such Person, (3) any accounts payable or other similar liability to trade creditors (including Guarantees thereof or instruments evidencing such liabilities), (4) any Indebtedness of such Person (and any accrued and unpaid interest in respect thereof) which is subordinate or junior in any respect to any other Indebtedness or other obligation of such Person or (5) any Indebtedness that by the terms of the instrument creating or evidencing the same or by which the same is assumed or affirmed is not expressly designated as Senior Indebtedness.

                  To the extent any payment of Senior Indebtedness is declared to be fraudulent or preferential, set aside or required to be paid to a trustee, receiver or other similar party under any bankruptcy, insolvency, receivership or similar law, then if such payment is recovered by, or paid over to, such trustee, receiver of similar party, the Senior Indebtedness or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if payment had not occurred.

                  "SIGNIFICANT SUBSIDIARY" means any Subsidiary that would be a "Significant Subsidiary" of the Company within the meaning of Rule 1-02 under Regulation S-X promulgated by the SEC.

                  "SPECIAL RECORD DATE" means a date fixed by the Trustee pursuant to Section 2.11 for the payment of Defaulted Interest.

                  "STATED MATURITY" means, with respect to any security, the date specified in such security as the fixed date on which the final payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof upon the happening of any contingency unless such contingency has occurred).

                  "SUBORDINATED REORGANIZATION SECURITIES" has the meaning assigned to it in Section 10.2.

                  "SUBSIDIARY" means, in respect of any Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of outstanding shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person, (ii) such Person and one or more Subsidiaries of such Person or (iii) one or more Subsidiaries of such Person. For purposes of this definition, any directors' qualifying shares or investments by foreign nationals mandated by applicable law shall be disregarded in determining the ownership of a Subsidiary.

                  "SURVIVING ENTITY" has the meaning assigned to it in Section 5.1.

                  "TARGETED NET CASH FLOW FROM OPERATING ACTIVITIES" means, for any period, the amount set forth in the second column of the chart contained in
Section 2.11(a) hereof for such period.

                  "TIA" means the Trust Indenture Act of 1939 (15 USC Section 77aaa- 77bbbb) as in effect on the date of this Indenture.

                  "TRUSTEE" means the party named as such in this Indenture until a successor replaces it and, thereafter, means the successor

                  "TRUST OFFICER" means the Chairman of the Board, the President or any other officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

                  "UNIFORM COMMERCIAL CODE" means the New York Uniform Commercial Code as in effect from time to time.

                  "US" or "UNITED STATES" means the United States of America.

                  "US GOVERNMENT OBLIGATIONS" means direct obligations (or certificates representing an ownership interest in such obligations) of the United States (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States is pledged and which are not callable at the issuer's option.

                  "VOTING STOCK" of a Person means all classes of Capital Stock or other interests (including partnership interests) of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

                  "WHOLLY-OWNED SUBSIDIARY" means a Subsidiary all the Capital Stock of which (other than directors' qualifying shares and shares held by other Persons to the extent such shares are required by applicable law to be held by a Person other than the Company or a Subsidiary) is owned by the Company or one or more Wholly-Owned Subsidiaries; PROVIDED, HOWEVER, that so long as the Company, directly or indirectly, owns at least 80% of the Voting Stock of John A. Beck Company, then John A. Beck Company shall constitute a Wholly-Owned Subsidiary of the Company for purpose of this Indenture.

                  SECTION 1.1       INCORPORATION BY REFERENCE OF TRUST
                                    INDENTURE ACT

                  This Indenture is subject to the mandatory provisions of the TIA which are incorporated by reference in and made a part of this Indenture. The following TIA terms have the following meanings:

                  "COMMISSION" means the SEC.

                  "INDENTURE SECURITIES" means the Notes; "indenture security holder" means a Noteholder; "indenture to be qualified" means this Indenture; "indenture trustee" or "institutional trustee" means the Trustee.

                  "OBLIGOR" on the indenture securities means the Company and any other obligor on the indenture securities.

                  All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

                  SECTION 1.2       RULES OF CONSTRUCTION

                  Unless the context otherwise requires:

                  (1)      a term has the meaning assigned to it;

                  (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                  (3)      "or" is not exclusive;

                  (4)      "including" means including without limitation;

                  (5) words in the singular include the plural and words in the plural include the singular;

                  (6) unsecured Indebtedness shall not be deemed to be subordinate or junior to Secured Indebtedness merely by virtue of its nature as unsecured Indebtedness;

                  (7) the principal amount of any noninterest bearing or other discount security at any date shall be the principal amount thereof that would be shown on a balance sheet of the issuer dated such date prepared in accordance with GAAP and accretion of principal on such security shall be deemed to be the Incurrence of Indebtedness; and

                  (8) all references to the date the Notes were originally issued shall refer to Issue Date.

                                   ARTICLE II

                                    THE NOTES

                  SECTION 2.1       FORM AND DATING

                           (a)      The Notes and the certificate of
authentication of the Trustee thereon shall be substantially in the form of Exhibit A or Exhibit B hereto, as applicable, which are hereby incorporated in and expressly made a part of this Indenture.

                           (b)      The Notes may have such letters, numbers or
other marks of identification and such legends and endorsements, stamped, printed, lithographed or engraved thereon, (i) as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture,
(ii) as may be required to comply with this Indenture, any law or any rule of any securities exchange on which the Notes may be listed and (iii) as may be necessary to conform to customary usage. Each Note shall be dated the date of its authentication by the Trustee. The Notes shall be issued only in fully registered form, without coupons, in denominations of $1.00 and integral multiples thereof. Definitive Notes shall be typed, printed, lithographed or engraved or produced by any combination of such methods or produced in any other manner permitted by the rules of any securities exchange on which such Notes may be listed, all as determined by the officers of the Company executing such Notes, as evidenced by their execution of such Notes.

                           (c)      All or a portion of the Notes shall be
issued initially in the form of a single, permanent global note in definitive, fully registered form, without coupons, substantially in the form and bearing the legends set forth in Exhibit A hereto (the "Global Note"). The balance of the Notes shall be issued in definitive, fully registered form, without coupons, substantially in the form and bearing the legends set forth in Exhibit B hereto ("Certificated Notes").

                  Upon issuance, such Global Note shall be registered in the name of the Depositary or its nominee, duly executed by the Company and authenticated by the Trustee as hereinafter provided and deposited on behalf of the purchasers of the Notes represented thereby with the Trustee at its Corporate Trust Office, as custodian for the Depositary. Owners of beneficial interests in the Global Note shall be entitled to receive physical delivery of a Certificated Note only upon the occurrence of the events specified in clauses
(i) through (iii) of Section 2.6(a). Upon issuance, all Certificated Notes shall be duly executed by the Company and authenticated by the Trustee as hereinafter provided. Any Certificated Note may be exchanged for a beneficial interest in the Global Note.

                  SECTION 2.2       EXECUTION AND AUTHENTICATION

                  The Notes shall be issued in one series, except to the extent a separate series of Notes may be issued under Section 2.11. Except as provided in Section 2.7 and 2.11, the aggregate principal amount of Notes outstanding any time shall not exceed $20,000,000; PROVIDED, HOWEVER, that immediately following the Conversion Date, the aggregate principal amount of the Notes shall not exceed $7,500,000. The Notes shall be executed on behalf of the Company by its Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer, Treasurer or any Vice President, and shall be attested by the Company's Secretary or one of its Assistant Secretaries, in each case by manual or facsimile signature.

                  The Notes shall be authenticated by manual signature of an authorized signatory of the Trustee and shall not be valid for any purpose unless so authenticated.

                  In case any officer of the Company whose signature shall have been placed upon any of the Notes shall cease to be such officer of the Company before authentication of such Notes by the Trustee and the issuance and delivery thereof, such Notes may, nevertheless, be authenticated by the Trustee and issued and delivered with the same force and effect as though such Person had not ceased to be such an officer of the Company.

                  The Trustee shall, upon receipt of a Company Order requesting such action, authenticate Notes for original issue up to the aggregate principal amount not to exceed $20,000,000 outstanding at any given time, except for any Secondary Securities that may be issued pursuant to Section 2.11 and except as provided in Section 2.7. Such Company Order shall specify the amount of Notes to be authenticated and the date on which the Notes are to be authenticated and shall further provide instructions concerning registration, amounts for each Holder and delivery. Upon the occurrence of any event specified in Section 2.6(a) hereof, the Company shall execute and the Trustee shall authenticate and make available for delivery to each beneficial owner identified by the Depositary, in exchange for such beneficial owner's interest in the Global Note, Certificated Notes representing Notes theretofore represented by the Global Note.

                  A Note shall not be valid or entitled to any benefits under this Indenture or obligatory for any purpose unless executed by the Company and authenticated by the manual signature of one of the authorized signatories of the Trustee as provided herein. Such signature upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered under this Indenture and is entitled to the benefits of this Indenture.

                  The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate the Notes. Unless limited by the terms of such appointment, an authenticating agent may authenticate the Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. Any authenticating agent of the Trustee shall have the same rights hereunder as any Registrar or Paying Agent.

                  Notwithstanding the foregoing, if any Note shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Note to the Trustee for cancellation as provided in Section 2.10 together with an Officer's Certificate (which need not be accompanied by an Opinion of Counsel) stating that such Note has never been issued and sold by the Company, for all purposes of this Indenture such Note shall be deemed never to have been authenticated and delivered hereunder and shall not be entitled to the benefits of this Indenture.

                  SECTION 2.3       REGISTRAR AND PAYING AGENT

                  The Company shall maintain, pursuant to Section 4.2 hereof, an office or agency where the Notes may be presented for registration of transfer or for exchange (the "Registrar"), an office or agency where Notes may be presented for payment (the "Paying Agent") and an office or agency where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served.

                  The Company shall cause to be kept at such office a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes entitled to be registered or transferred as provided herein.

                  The Trustee, at its Corporate Trust Office, is initially appointed Registrar for the purpose of registering Notes and transfers of Notes as herein provided. The Company may, upon written notice to the Trustee, change the designation of the Trustee as Registrar and appoint another Person to act as Registrar for purposes of this Indenture. If any Person other than the Trustee acts as Registrar, the Trustee shall have the right at any time, upon reasonable notice, to inspect or examine the Note Register and to make such inquiries of the Registrar as the Trustee shall in its discretion deem necessary or desirable in performing its duties hereunder.

                  The Company shall enter into an appropriate agency agreement with any Person designated by the Company as Registrar or Paying Agent that is not a party to this Indenture, which agreement shall incorporate the provisions of the TIA and shall implement the provisions of this Indenture that relate to such Registrar or Paying Agent. Prior to the designation of any such Person, the Company shall, by written notice (which notice shall include the name and address of such Person), inform the Trustee of such designation. The Trustee, at its Corporate Trust Office, is initially appointed Paying Agent under this Indenture. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such. Subject to Section 2.6(a) hereof, upon surrender for registration of transfer of any Note at an office or agency of the Company designated for such purpose, the Company shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Notes of any authorized denomination or denominations, of like tenor and aggregate principal amount, all as requested by the transferor.

                  Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Trustee or the Registrar) be duly endorsed, or be accompanied by a duly executed instrument of transfer in form satisfactory to the Company, the Trustee and the Registrar, by the Holder thereof or such Holder's attorney duly authorized in writing.

                  SECTION 2.4       PAYING AGENT TO HOLD MONEY IN TRUST

                  On or prior to 10 a.m. (New York time) each due date of the principal, premium, if any, or any payment of interest with respect to any Note, the Company shall deposit with the Paying Agent a sum or, in compliance with
Section 2.11, Secondary Securities, sufficient to pay such principal, premium, if any, or interest when so becoming due.

                  The Company shall require each Paying Agent (other than the Trustee) to agree in writing that such Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money or Secondary Securities, held by such Paying Agent for the payment of principal, premium, if any, or interest with respect to the Notes, shall notify the Trustee of any default by the Company in making any such payment and at any time during the continuance of any such default, upon the written request of the Trustee, shall forthwith pay to the Trustee all sums held in trust by such Paying Agent.

                  The Company at any time may require a Paying Agent to pay all money or Secondary Securities held by it to the Trustee and to account for any funds or Secondary Securities disbursed by such Paying Agent. Upon complying with this Section 2.4, the Paying Agent shall have no further liability for the money or Secondary Securities delivered to the Trustee.

                  SECTION 2.5       GLOBAL NOTES

                           (a)      The Global Note shall initially be
registered in the name of the Depositary or its nominee and be delivered to the Note Custodian. So long as a Global Note is registered in the name of the Depositary or its nominee, members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to the Global Note held on their behalf by the Depositary or the Trustee as its custodian, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes. Notwithstanding the foregoing, nothing herein shall (i) prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or (ii) impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder.

                           (b)      The Holder of a Global Note may grant
proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests in such Global Note through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Notes.

                           (c)      Whenever, as a result of an optional
redemption of Notes by the Company, a conversion of the Notes pursuant to the provision of Article XI or an exchange for Certificated Notes pursuant to the provisions of Section 2.6(a) hereof, a Global Note is redeemed, repurchased, converted or exchanged in part, such Global Note shall be surrendered by the Holder thereof to the Trustee who shall cause an adjustment to be made to Schedule A thereof so that the principal amount of such Global Note will be equal to the portion of such Global Note not redeemed, repurchased, converted or exchanged and shall thereafter return such Global Note to such Holder, provided that each such Global Note shall be in a principal amount of $1.00 or an integral multiple thereof.

                  SECTION 2.6       TRANSFER AND EXCHANGE

                           (a)      The Global Note shall be exchanged by the
Company for one or more Certificated Notes if (i) the Depositary has notified the Company that it is unwilling or unable to continue as, or ceases to be, a clearing agency registered under Section 17A of the Exchange Act and a successor to the Depositary registered as a clearing agency under Section 17A of the Exchange Act is not able to be appointed by the Company within 90 calendar days, or (ii) the Depositary is at any time unwilling or unable to continue as Depositary and a successor to the Depositary is not able to be appointed by the Company within 90 calendar days, or (iii) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of Notes in the form of Certificated Notes. If an Event of Default occurs and is continuing, the Company shall, at the request of the Holder thereof, exchange all or part of the Global Note for one or more Certificated Notes; provided that the principal amount of each of such Certificated Note and such Global Note, after such exchange, shall be $1.00 or an integral multiple thereof. Whenever a Global Note is exchanged as a whole for one or more Certificated Notes it shall be surrendered by the Holder thereof to the Trustee for cancellation. Whenever a Global Note is exchanged in part for one or more Certificated Notes it shall be surrendered by the Holder thereof to the Trustee and the Trustee shall make the appropriate notations thereon pursuant to Section 2.5(c) hereof. All Certificated Notes issued in exchange for a Global Note or any portion thereof shall be registered in such names, and delivered, as the Depositary shall instruct the Trustee.

                           (b)      Subject to the limitations contained in
Section 2.13(a) hereof, a Holder may transfer a Note only upon the surrender of such Note for registration of transfer. Subject to the limitations contained in
Section 2.13(a) hereof, no such transfer shall be effected until, and the transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer in the Note Register by the Registrar. When Notes are presented to the Registrar with a request to register the transfer of, or to exchange, such Notes, the Registrar shall register the transfer or make such exchange as requested if its requirements for such transactions and any applicable requirements hereunder are satisfied. To permit registrations of transfers and exchanges of Certificated Notes issued in accordance with Section 2.6(a), the Company shall execute and the Trustee shall authenticate and deliver Certificated Notes at the Registrar's request.

                           (c)      The Company shall not be required to make
and the Registrar need not register the transfer or exchange of Certificated Notes or portions thereof selected for redemption (except, in the case of a Certificated Note to be redeemed in part, the portion of such Note not to be redeemed) for a period of 15 calendar days before a selection of Notes to be redeemed.

                           (d)      No service charge shall be made for any
registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer of Notes.

                           (e)      All Notes issued upon any registration of
transfer or exchange pursuant to the terms of this Indenture will evidence the same debt and will be entitled to the same benefits under this Indenture as the Notes surrendered for such registration of transfer or exchange.

                           (f)      Any Holder of a Global Note shall, by
acceptance of such Global Note, agree that, subject to the limitations contained in Section 2.13(a) hereof, transfers of beneficial interests in such Global Note may be effected only through a book- entry system maintained by such Holder (or its agent), and that ownership of a beneficial interest in the Notes represented thereby shall be required to be reflected in book-entry form. Transfers of a Global Note shall be limited to transfers in whole and not in part, to the Depositary, its successors, and their respective nominees. Interests of beneficial owners in a Global Note shall be transferred in compliance with the rules and procedures of the Depositary (or its successors).

                  SECTION 2.7       REPLACEMENT NOTES

                  If a mutilated Note is surrendered to the Registrar or if the Holder of a Note claims that the Note has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Note if the requirements of
Section 8-405 of the Uniform Commercial Code are met and the Holder satisfies any other reasonable requirements of the Trustee. If required by the Trustee or the Company, such Holder shall furnish an indemnity bond sufficient in the judgment of the Company and the Trustee to protect the Company, the Trustee, the Paying Agent, the Registrar and any co-registrar from any loss which any of them may suffer if a Note is replaced. The Company and the Trustee may charge the Holder for their expenses in replacing a Note.

                  Every replacement Note is an additional obligation of the Company.

                  SECTION 2.8       OUTSTANDING NOTES

                  Notes outstanding at any time are all Notes, including Secondary Securities, authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation or for conversion under Article XI and those described in this Section as not outstanding. A Note does not cease to be outstanding because the Company or an Affiliate of the Company holds the Note.

                  If a Note is replaced pursuant to Section 2.7, it ceases to be outstanding unless the Trustee and the Company receive proof satisfactory to them that the replaced Note is held by a bona fide purchaser.

                  If the Paying Agent segregates and holds in trust, in accordance with this Indenture, on a Redemption Date or maturity date money sufficient to pay all principal, premium, if any, and interest payable on that date with respect to the Notes (or portions thereof) to be redeemed or maturing, as the case may be, and the Paying Agent is not prohibited from paying such money to the Noteholders on that date pursuant to the terms of this Indenture, then on and after that date such Notes (or portions thereof) cease to be outstanding and interest on them ceases to accrue.

                  SECTION 2.9       TEMPORARY NOTES

                  Until definitive Notes are ready for delivery, the Company may prepare and the Trustee shall authenticate and deliver temporary Notes. Temporary Notes shall be substantially in the form of definitive Notes but may have variations that the Company considers appropriate for temporary Notes. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Notes and deliver them in exchange for temporary Notes.

                  SECTION 2.10      CANCELLATION

                  The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel and destroy (subject to the record retention requirements of the Exchange Act) any Notes surrendered for registration of transfer, exchange, payment, conversion or cancellation and deliver a certificate of such destruction to the Company. The Company may not issue new Notes to replace Notes it has redeemed, paid, converted or delivered to the Trustee for cancellation.

                  SECTION 2.11      PAYMENT OF INTEREST; INTEREST RIGHTS
                                    PRESERVED

                           (a)      The Notes shall bear interest at a rate of
14.25 % per annum from the Issue Date or from the most recent Interest Payment Date to which interest has been paid or provided for and, except as otherwise provided in this Section 2.11(a) below, such interest shall be payable in the form of additional Notes ("Secondary Securities") rounded upward or downward to the nearest $1.00 in lieu of the payment of interest in cash on the Notes; PROVIDED, HOWEVER, that the Company may at its option pay cash in lieu of rounding upward such Secondary Securities to the nearest $1.00. Any such Secondary Securities shall be governed by this Indenture and shall be subject to the same terms (including Stated Maturity and rates of interest from time to time payable thereon (but not including the issuance date)) as on all other Notes. Notwithstanding anything herein to the contrary, interest on the Notes will be payable in cash on any Interest Payment Date that falls due on or after the date the Obligations in respect of Senior Credit Facilities shall have been paid in full.

                  Notwithstanding the foregoing, if the Company's Actual Net Cash Flow from Operating Activities for a period specified below is more than the Targeted Net Cash Flow from Operating Activities specified for such period, then the Company may, at its option and in its sole discretion, on the Interest Payment Date set opposite such period in the table below, pay accrued, but unpaid, interest on the Notes in cash in an amount not to exceed the lesser of
(x) 50% of the difference between the Actual Net Cash Flow from Operating Activities less and the Targeted Net Cash Flow from Operating Activities for the relevant period set forth below and (y) all interest that accrued on the Notes from the Issue Date or the preceding Interest Payment Date through the then current Interest Payment Date.

                              TARGETED CASH
     PERIOD                     FLOW AMOUNT          INTEREST PAYMENT DATE
     ------                     -----------          ---------------------

January 1, 2001 to            $13,300,000
December 31, 2001                                 First Interest Payment Date
January 1, 2002 to            $14,700,000         Second Interest Payment Date
December 31, 2002

                  Each payment of interest in respect of an Interest Payment Date, whether in cash or Secondary Securities, will include interest accrued through the day before such

Interest Payment Date. If an Interest Payment Date falls on a day that is not a Business Day, the interest payment to be made on such Interest Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, and no additional interest will accrue as a result of such delayed payment.

                           (b)      The Company shall give written notice to the
Trustee of the amount of interest to be paid in Secondary Securities not less than five Business Days prior to the applicable Interest Payment Date, and the Trustee or an authenticating agent (upon receipt of a Company Order given not less than five nor more than 45 days prior to such Interest Payment Date) shall authenticate for original issue (pro rata to each Holder of any Notes on the applicable Record Date) Secondary Securities rounded upward or downward to the nearest $1.00 in an aggregate principal amount equal to the amount of interest not paid in cash on such Interest Payment Date; PROVIDED, HOWEVER, that the Company may at its option pay cash in lieu of rounding upward such Secondary Securities to the nearest $1.00. Each issuance of Secondary Securities in lieu of the payment of interest in cash on the Notes shall be made pro rata with respect to the outstanding Notes, and the Company shall have the right to aggregate amounts of interest payable in the form of Secondary Securities to a Holder of outstanding Notes and issue to such holder a single Secondary Security in payment thereof. Secondary Securities may be issued in the form of a Global Note or may be denominated in a separate series if the Company deems it necessary to do so in order to comply with any law or other applicable regulation or requirement, with appropriate distinguishing designations.

                           (c)      Interest on any Note which is payable, and
is paid, whether in cash or Secondary Securities, or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such interest payment, which shall be the March 15 (whether or not a Business Day) immediately preceding such Interest Payment Date.

                           (d)      Any interest on any Note which is payable,
but is not paid, either in Secondary Securities or cash, or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Record Date, and, except as hereinafter provided, such Defaulted Interest, and any interest payable on such Defaulted Interest, shall be paid by the Company, at its election, as provided in clause (e)(i) or (e)(ii) below:

                           (e)      (i) The Company may elect to make payment of
any Defaulted Interest, and any interest payable on such Defaulted Interest, to the Persons in whose names the Notes are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on the Notes and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this Section 2.11(e)(i). Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 calendar days and not less than 10 calendar days prior to the date of the proposed payment and not less than 10 calendar days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be sent, first-class mail, postage prepaid, to each Holder at such Holder's address as it appears in the Note Register, not less than 10 calendar days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Notes are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (ii); or

                                    (ii) The Company may make payment of any
Defaulted Interest, and any interest payable on such Defaulted Interest, on the Notes in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause (ii), such manner of payment shall be deemed practicable by the Trustee.

                           (f)      Subject to the foregoing provisions of this
Section 2.11, each Note delivered under this Indenture upon registration of transfer of, or in exchange for, or in lieu of, any other Note, shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

                           (g)      In the event any Note (or a portion thereof)
is converted into Common Stock in accordance with Article XI hereof prior to an Interest Payment Date, then all accrued but unpaid interest for the period beginning on the Issue Date or the last Interest Payment Date for which interest was paid or provided for through the Conversion Date on such Note (or the portion thereof to be converted) shall not be payable (although such accrued and unpaid interest will be deemed paid by the appropriate portion of the Common Stock received by the Holder upon such conversion).

                  SECTION 2.12      CUSIP NUMBERS

                  The Company in issuing the Notes may use "CUSIP" numbers (if then generally in use) and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; PROVIDED, HOWEVER, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers.

                  SECTION 2.13      TRANSFERS, ETC.

                           (a)      Until the Senior Credit Facilities have been
paid in full, each Holder of a Note (or a beneficial interest in a Global Note) agrees not to transfer or cause to be transferred its interest in any Note (or beneficial interest in a Global Note) unless it also transfers to the transferee a proportionate share of the Common Stock issued under the Plan (together with a proportionate share of any Common Stock issued to the Holders in accordance with
Article XI hereof), and any transfer which fails to comply with the aforementioned provisions of this Section 2.13(a) shall be void AB INITIO. Until the Senior Credit Facilities have been paid in full, each Holder hereby further agrees that it will not transfer any Common Stock issued under the Plan or to the Holders upon the conversion of the Notes in accordance with Article XI hereof unless a proportionate share of the then outstanding Notes are also so transferred to the transferee. Each Holder who requests a registration of transfer of a Note (or beneficial interest in a Global Note) or Common Stock shall be deemed to have represented and warranted to the Company and the Registrar that such transfer complies with the foregoing provisions of this
Section 2.13(a); PROVIDED, HOWEVER, that the Registrar may, at its discretion, condition the registration of transfer of any such Note (or a beneficial interest in a Global Note) or Common Stock upon receipt of documentation sufficient to establish that such conditions have, in fact, been complied with.

                           (b)      Each Holder of a Note (or a beneficial
interest in a Global Note) agrees to indemnify the Company and the Trustee against any liability that may result from the transfer, exchange or assignment by such Holder of such Holder's Note or Common Stock in violation of any provision of this Indenture and/or applicable US federal or state securities law.

                                   ARTICLE III

                                   REDEMPTION

                  SECTION 3.1       REDEMPTION OF NOTES; NOTICES TO TRUSTEE

                           (a)      The Notes may be redeemed at the option of
the Company, in whole or in part, at any time upon at least 30 calendar days' but not more than 60 calendar days' prior notice, at a purchase price equal to the then outstanding principal balance of the Notes to be redeemed, plus accrued and unpaid interest thereon, if any, to the applicable Redemption Date (subject to the right of each Holder of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date).

                           (b)      If the Company elects to redeem Notes
pursuant to clause (a) of this Section 3.1, the Company shall notify the Trustee in writing of the Redemption Date and the principal amount of Notes to be redeemed.

                           (c)      The Company shall give each notice to the
Trustee provided for in Section 3.1(b) not less than 35 days nor more than 60 days before the Redemption Date unless the Trustee consents to a shorter period. Such notice shall be accompanied by an Officers' Certificate and an Opinion of Counsel from the Company to the effect that such redemption will comply with the conditions herein.

                  SECTION 3.2       SELECTION OF NOTES TO BE REDEEMED

                  If fewer than all the Notes are to be redeemed, the Trustee shall select the Notes to be redeemed pro rata or by lot or by a method that complies with applicable legal and securities exchange requirements, if any, and that the Trustee considers fair and appropriate and which complies with methods generally used at the time of selection by fiduciaries in similar circumstances. The Trustee shall make the selection from outstanding Notes not previously called for redemption. The Trustee may select for redemption portions of the principal of Notes that have denominations larger than $1.00. Notes and portions of them the Trustee selects shall be in amounts of $1.00 or a whole multiple of $1.00. Provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption. The Trustee shall notify the Company promptly of the Notes or portions of Notes to be redeemed.

                  SECTION 3.3       NOTICE OF REDEMPTION

                  At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption by first-class mail, postage prepaid, to each Holder of Notes to be redeemed.

                  The notice shall identify the Notes to be redeemed and shall state:

                                    (1)     the Redemption Date;

                                    (2)     the Redemption Price;

                                    (3)     the name and address of the Paying
Agent;

                                    (4)     that Notes called for redemption
must be surrendered to the Paying Agent to collect the Redemption Price;

                                    (5)     if any Global Note is being redeemed
in part, the portion of the principal amount of such Note to be redeemed and that, after the Redemption

Date, the Global Note, with a notation on Schedule A thereof adjusting the principal amount thereof to be equal to the unredeemed portion, will be returned to the Holder thereof;

                                    (6)     if any Certificated Note is being
redeemed in part, the portion of the principal amount of such Note to be redeemed and that, after the Redemption Date, a new Certificated Note or Certificated Notes in principal amount equal to the unredeemed portion will be issued;

                                    (7)     if fewer than all the outstanding
Notes are to be redeemed, the identification and principal amounts of the particular Notes to be redeemed;

                                    (8)     that, unless the Company defaults in
making such redemption payment or the Paying Agent is prohibited from making such payment pursuant to the terms of this Indenture, interest on Notes (or portion thereof) called for redemption ceases to accrue on and after the Redemption Date; and

                                    (9)     that no representation is made as to
the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Notes.

                  At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense. In such event, the Company shall provide the Trustee with the information required by this
Section 3.3.

                  SECTION 3.4       EFFECT OF NOTICE OF REDEMPTION

                  Once notice of redemption is mailed, Notes called for redemption become due and payable on the Redemption Date and at the Redemption Price stated in the notice. Upon surrender to the Paying Agent, such Notes shall be paid at the Redemption Price stated in the notice, plus accrued interest to the Redemption Date. Failure to give notice or any defect in the notice to any Holder shall not affect the validity of the notice to any other Holder.

                  SECTION 3.5       DEPOSIT OF REDEMPTION PRICE

                  On or prior to the Redemption Date, the Company shall deposit with the Paying Agent (or, if the Company or a domestically incorporated Wholly-Owned Subsidiary is the Paying Agent, shall segregate and hold in trust) money in immediately available funds, sufficient to pay the Redemption Price of and accrued interest on all Notes to be redeemed on that date other than Notes or portions of Notes called for redemption which have been delivered by the Company to the Trustee for cancellation.

                  So long as the Company complies with the preceding paragraph and the other provisions of this Article III, interest on the Notes or portions thereof to be redeemed on the applicable Redemption Date shall cease to accrue from and after such date and such Notes or portions thereof shall be deemed not to be entitled to any benefit under this Indenture except to receive payment of the Redemption Price on the Redemption Date (subject to the right of each Holder of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date). If any Note called for redemption shall not be so paid upon surrender for redemption, then, from the Redemption Date until such Redemption Price is paid, interest shall be paid on the unpaid principal and premium and, to the extent permitted by law, on any accrued but unpaid interest thereon, in each case at the rate prescribed therefor by such Notes.

                  SECTION 3.6       NOTES REDEEMED IN PART

                  Upon surrender of a Note that is redeemed in part, the Company shall execute and the Trustee shall authenticate for the Holder of the Note being surrendered (at the Company's expense) a new Note equal in principal amount to the unredeemed portion of the Note surrendered.


                                   ARTICLE IV

                                    COVENANTS

                  SECTION 4.1       PAYMENT OF NOTES

                  The Company shall promptly pay the principal of, premium, if any, and interest on the Notes on the dates and in the manner provided in the Notes and in this Indenture. Principal, premium, if any, and interest shall be considered paid on the date due if on such date the Trustee or the Paying Agent holds in accordance with this Indenture money or, to the extent permitted by
Section 2.11, Secondary Securities, sufficient to pay all principal, premium, if any, and interest then due and the Trustee or the Paying Agent, as the case may be, is not prohibited from paying such money or Secondary Securities, as the case may be, to the Holders thereof on that date pursuant to the terms of this Indenture.

                  To the extent lawful, the Company shall pay interest on overdue principal, overdue premium and Defaulted Interest at the interest rate borne on the Notes. The Company's obligation pursuant to the previous sentence shall apply whether such overdue amount is due at its maturity, as a result of the Company's obligations pursuant to Section 3.5 or otherwise.

                  All payments not made in Secondary Securities with respect to a Global Note or a Certificated Note (including principal, premium, if any, and interest) the Holders of which have given wire transfer instructions to the Company, will be required to be made by wire transfer of immediately available funds to the account or accounts specified by the Holders thereof or, if no such account is specified, by sending via first-class mail, postage prepaid, a check to each such Holders' registered address.

                  SECTION 4.2       MAINTENANCE OF OFFICE OR AGENCY

                  The Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served, which office shall be initially the Corporate Trust Office. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee its agent to receive all presentations, surrenders, notices and demands.

                  The Company may also from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Notes may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; PROVIDED, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York for such purposes. The Company shall give prompt written notice to the Trustee of any such designation and any change in the location of any such other office or agency. The Company hereby designates the Corporate Trust Office of the Trustee as one such office or agency of the Company in accordance with Section 2.3 hereof.

                  SECTION 4.3       MONEY FOR THE NOTE PAYMENTS TO BE HELD IN
                                    TRUST

                  If the Company, any Subsidiary of the Company or any of their respective Affiliates shall at any time act as Paying Agent with respect to the Notes, such Paying Agent shall, on or before each due date of the principal of, premium, if any, or interest on any of the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto money, or if such interest payment is to be made in Secondary Securities in accordance with the terms hereof, Secondary Securities sufficient to pay interest so becoming due until such money shall be paid (or in the case of Secondary Securities, issued) to such Persons or otherwise disposed of as herein provided, and shall promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents with respect to the Notes, it shall, prior to 10:00 am New York City time on each due date of the principal of, premium, if any, or interest on any of the Notes, deposit with a Paying Agent a sum or if such interest payment is to be made in Secondary Securities in accordance with the terms hereof, Secondary Securities sufficient to pay the principal, premium, if any, or interest so becoming due, such sum or Secondary Securities to be held in trust for the benefit of the Persons entitled to such principal, premium or interest and (unless such Paying Agent is the

Trustee) the Paying Agent shall promptly notify the Trustee of the Company's action or failure so to act.

                  SECTION 4.4       CORPORATE EXISTENCE

                  Subject to the provisions of Article V, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory) and franchises of the Company and each of its Subsidiaries; PROVIDED, that the Company and any such Subsidiary shall not be required to preserve the corporate existence of any such Subsidiary or any such right or franchise if the Board shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

                  SECTION 4.5       MAINTENANCE OF PROPERTY

                  The Company shall cause all Property used or useful in the conduct of its business or the business of any of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as, in the judgment of the Company, may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; PROVIDED, that nothing in this Section 4.5 shall prevent the Company from discontinuing the operation or maintenance of any of such Property if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any of its Subsidiaries and not disadvantageous in any material respect to the Holders.

                  SECTION 4.6       PAYMENT OF TAXES AND OTHER CLAIMS

                  The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or any of its Subsidiaries or upon the income, profits or Property of the Company or any of its Subsidiaries and (b) all material lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon the Property of the Company or any of its Subsidiaries; PROVIDED that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP or other appropriate provision has been made.

                  SECTION 4.7       SEC REPORTS

                  Notwithstanding that the Company may not be required to remain subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall:

                           (1)      file with the Commission and provide the
Trustee and Noteholders with such annual reports and such information, documents and other reports as are specified in Sections 13 and 15(d) of the Exchange Act and applicable to a US corporation subject to such Sections, such information, documents and other reports to be so filed and provided at the times specified for the filing of such information, documents and reports under such Sections;

                           (2)      file with the Commission and provide the
Trustee, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                           (3)      transmit by mail to the Holders of the
Notes, within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in TIA Section 313(c), such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission; and

                  PROVIDED, delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                  SECTION 4.8       COMPLIANCE CERTIFICATE

                  The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company an Officers' Certificate stating that in the course of the performance by the signers of their duties as Officers of the Company they would normally have knowledge of any Default and whether or not the signers know of any Default that occurred during such period. If they do, the certificate shall describe the Default, its status and what action the Company is taking or proposes to take with respect thereto. The Company also shall comply with TIA Section 314(a)(4).

                  SECTION 4.9       WAIVER OF STAY, EXTENSION OR USURY LAWS

                  The Company will not at any time, to the extent that it may lawfully not do so, insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of or premium, if any, or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Indenture; and, to the extent that they may lawfully do so, the Company hereby expressly waives all benefit or advantage of any such law and expressly agrees that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                  SECTION 4.10      INVESTMENT COMPANY ACT

                  None of the Company or its Subsidiaries shall become an investment company subject to registration under the Investment Company Act of 1940, as amended.

                  SECTION 4.11      FURTHER INSTRUMENTS AND ACTS

                  Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.


                                    ARTICLE V

                                SUCCESSOR COMPANY

                  SECTION 5.1       MERGER, CONSOLIDATION AND SALE OF ASSETS

                           (a)      The Company will not, in a single
transaction or series of related transactions, consolidate or merge with or into any Person (whether or not the Company is the surviving Person), or sell, assign, transfer, lease, convey or otherwise dispose of (or cause or permit any Subsidiary to sell, assign, transfer, lease, convey or otherwise dispose of) all or substantially all of the Company's and its Subsidiaries' properties and assets (determined on a consolidated basis for the Company and its Subsidiaries) to any Person unless:

                                    (i)     either (1) the Company shall be the
         surviving or continuing entity or (2) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person which acquires by sale, assignment, transfer, lease, conveyance or other disposition the properties and assets of the Company and of the Company's Subsidiaries substantially as an entirety

         (the "Surviving Entity") (x) shall be a corporation organized and validly existing under the laws of the United States or any State thereof and (y) shall expressly assume, by supplemental indenture (in form and substance satisfactory to the Trustee), executed and delivered to the Trustee, the due and punctual payment of the principal of, and premium, if any, and interest on all of the Notes and the performance and observance of every covenant of the Notes and this Indenture on the part of the Company to be performed or observed;

                                    (ii)    immediately before and immediately
         after giving effect to such transaction and the assumption contemplated by clause (i)(2)(y) above, no Default or Event of Default shall have occurred or be continuing; and

                                    (iii)   the Company or the Surviving Entity
         shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with the applicable provisions of this Indenture and that all conditions precedent in this Indenture relating to such transaction have been satisfied.

                  For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise, in a single transaction or series of transactions) of all or substantially all of the properties or assets of one or more Subsidiaries of the Company, the Capital Stock of which constitutes all or substantially all of the properties and assets of the Company, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

                  Upon any consolidation, combination or merger or any transfer of all or substantially all of the properties and assets of the Company and its Subsidiaries in accordance with the foregoing, in which the Company is not the continuing corporation, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, lease or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company hereunder and under the Notes with the same effect as if such surviving entity had been named as such.


                                   ARTICLE VI

                              DEFAULTS AND REMEDIES

                  SECTION 6.1       EVENTS OF DEFAULT

                  The term "Event of Default," wherever used herein with respect to the Notes, means any one of the following events (whatever the reason for such event, and whether it

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shall be voluntary or involuntary, or be effected by operation of law, pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                           (1)      the Company defaults in any payment of
interest with respect to any Note when the same becomes due and payable, whether or not such payment shall be prohibited by Article X, and such default continues for a period of 30 days;

                           (2)      the Company (i) defaults in the payment of
the principal of, or premium, if any, on any Note when the same becomes due and payable at its Stated Maturity, upon redemption, upon declaration or otherwise, whether or not such payment shall be prohibited by Article X or (ii) fails to redeem or purchase Notes when required pursuant to this Indenture or the Notes, whether or not such redemption or purchase shall be prohibited by Article X;

                           (3)      the Company fails to observe or perform any
covenant, condition or agreement on the part of the Company to be observed or performed pursuant to Section 5.1;

                           (4)      the Company fails to comply with any of its
other agreements or covenants in or provisions of the Notes or this Indenture and such failure continues for 30 days after the notice specified below;

                           (5)      Indebtedness of the Company or any
Subsidiary is accelerated by the holders thereof because of a default and the total amount of such Indebtedness accelerated exceeds $1,000,000 or its foreign currency equivalent at the time;

                           (6)      any proceeding shall be instituted by or
against the Company or any Significant Subsidiary seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a custodian, receiver, trustee or other similar official for it or for any substantial part of its property and, in the case of any such proceedings instituted against the Company or any Significant Subsidiary (but not instituted by it), either such proceedings shall remain undismissed and unstayed for a period of 60 days or any of the actions sought in such proceedings shall occur;

                           (7)      (i) the commencement by the Company or any
Significant Subsidiary of the Company of a voluntary case or proceeding under any Bankruptcy Law or of any other case or proceeding to be adjudicated a bankrupt or insolvent; or (ii) the consent by the Company or any Significant Subsidiary of the Company to the entry of a decree or order for relief in respect of the Company or any Significant Subsidiary of the Company in an involuntary case or proceeding under any Bankruptcy Law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any Significant Subsidiary of the Company; or (iii) the filing by the Company or any Significant Subsidiary of the Company of a petition or answer or consent seeking reorganization or relief under any Bankruptcy Law; or (iv) the consent by the Company or any Significant Subsidiary of the Company to the filing of such petition or to the appointment of or taking possession by a Custodian of the Company or any Significant Subsidiary of the Company or of any substantial part of the Property of the Company or any Significant Subsidiary of the Company, or (v) the making by the Company or any Significant Subsidiary of the Company of an assignment for the benefit of creditors; or (vi) the admission by the Company or any Significant Subsidiary of the Company in writing of its inability to pay its debts generally as they become due; or

                           (8)      any judgment or decree for the payment of
money in excess of $1,000,000 above any applicable insurance coverage or its foreign currency equivalent at the time is entered against the Company or any Subsidiary, remains outstanding and unstayed for a period of 60 days following the entry of such judgment or decree.

                  A Default under clause (4) is not an Event of Default until the Trustee or the Holders of at least 25% in principal amount of the Notes notify the Company of the Default and the Company does not cure such Default within the time specified after receipt of such notice. Such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default".

                  The Company shall deliver to the Trustee, within 30 days after the occurrence thereof, written notice in the form of an Officers' Certificate of any Event of Default under clause (3) or (5) and any event which with the giving of notice or the lapse of time would become an Event of Default under clause (4), (6) or (8), its status and what action the Company is taking or proposes to take with respect thereto.

                  SECTION 6.2       ACCELERATION

                  If an Event of Default (other than an Event of Default specified in Section 6.1(6) or (7) with respect to the Company) occurs and is continuing, the Trustee by written notice to the Company, or the Holders of at least 25% in principal amount of the Notes by written notice to the Company and the Trustee, may declare the principal of, premium, if any, and accrued but unpaid interest on all the Notes to be due and payable. Upon such a declaration, such principal, premium, if any, and interest shall be due and payable immediately. If an Event of Default specified in Section 6.1(6) or (7) with respect to the Company occurs, the principal of, premium, if any, and interest on all the Notes shall automatically become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Noteholders. The Holders of a majority in principal amount of the Notes by notice to the Trustee and the Company may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal, premium, if any, or interest that has become due solely because of such acceleration. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

                  SECTION 6.3       OTHER REMEDIES

                  The Company covenants that if an Event of Default specified in
Section 6.1(1) or Section 6.1(2) occurs the Company shall, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders, the whole amount then due and payable on the Notes for principal, premium, if any, and interest and, to the extent that payment of such interest shall be legally enforceable, interest upon the overdue principal (and premium, if any) and upon Defaulted Interest at the rate or rates prescribed therefor in the Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due to the Trustee pursuant to Section 7.7 hereof.

                  Subject to the limitation contained in Article X hereof, if an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of, premium, if any, or interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture. The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Noteholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

                  SECTION 6.4       WAIVER OF PAST DEFAULTS

                  The Holders of not less than a majority in principal amount of the Notes by notice to the Trustee may, on behalf of the Holders of all the Notes, waive an existing Default or Event of Default and its consequences except a continuing Default or Event of Default (i) in the payment of the principal of, premium, if any or interest on a Note (except a payment default resulting from an acceleration that has been rescinded) or (ii) in respect of a provision that under Section 9.2 cannot be amended without the consent of each Holder affected.

                  SECTION 6.5       CONTROL BY MAJORITY

                  The Holders of not less than a majority in principal amount of the Notes may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the

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

Trustee may refuse to follow any direction that conflicts with law or this Indenture or, subject to Section 7.1, that the Trustee determines is unduly prejudicial to the rights of other Noteholders or would involve the Trustee in personal liability; PROVIDED, HOWEVER, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. Prior to taking any action hereunder, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against all losses and expenses caused by taking or not taking such action.

                  SECTION 6.6       LIMITATION ON SUITS

                  A Noteholder may not pursue any remedy with respect to this Indenture or the Notes unless:

                           (1)      the Holder has previously given to the
Trustee written notice stating that an Event of Default is continuing;

                           (2)      the Holders of at least 25% in principal
amount of the Notes have made a written request to the Trustee to pursue the remedy in respect of such Event of Default in its own name as Trustee hereunder;

                           (3)      such Holder or Holders have offered to the
Trustee reasonable security or indemnity against any loss, liability or expense to be Incurred in compliance with such request;

                           (4)      the Trustee has not complied with the
request within 60 days after receipt of the request and the offer of security or indemnity; and

                           (5)      the Holders of a majority in principal
amount of the Notes have not given the Trustee a direction inconsistent with the request during such 60-day period.

                  A Noteholder may not use this Indenture to prejudice the rights of another Noteholder or to obtain a preference or priority over another Noteholder.

                  SECTION 6.7       RIGHTS OF HOLDERS TO RECEIVE PAYMENT

                  Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of, premium, if any, and interest on the Notes held by such Holder, on or after the respective due dates expressed in the Notes, or the Redemption Dates or purchase dates provided for therein or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

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

                  SECTION 6.8       COLLECTION SUIT BY TRUSTEE

                  If an Event of Default specified in Section 6.1(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount then due and owing on the Notes for principal, premium, if any, and interest and, to the extent that payment of such interest shall be legally enforceable, interest upon the overdue principal (and premium, if any) and upon Defaulted Interest and the amounts provided for in Section 7.7.

                  SECTION 6.9       TRUSTEE MAY FILE PROOFS OF CLAIM

                  The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Holders of the Notes allowed in any judicial proceedings relative to the Company, its creditors or its property and, unless prohibited by law or applicable regulations, may vote on behalf of the Holders in any election of a trustee in bankruptcy or other Person performing similar functions, and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make payments to the Trustee. In the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel, and any other amounts due the Trustee under Section 7.7.

                  SECTION 6.10      PRIORITIES

                  Subject to the provisions of Article X, if the Trustee collects any money or property pursuant to this Article VI, it shall pay out the money or property in the following order:

                  FIRST: to the Trustee for amounts due under Section 7.7;

                  SECOND: if the Holders proceed against the Company directly without the Trustee in accordance with this Indenture, to the Holders for their collection costs;

                  THIRD: to the Noteholders for amounts due and unpaid on the Notes for principal, premium, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal and interest, respectively; and

                  FOURTH: to the Company

                  The Trustee may fix a Record Date and payment date for any payment to the Holders pursuant to this Section. At least 15 days before such Record Date, the Company

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

shall mail to each Holder and the Trustee a notice that states the record date, the payment date and amount to be paid.

                  SECTION 6.11      UNDERTAKING FOR COSTS

                  In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.7 or a suit by Holders of more than 10% in principal amount of the Notes.


                                   ARTICLE VII

                                     TRUSTEE

                  SECTION 7.1       DUTIES OF TRUSTEE

                           (a)      If an Event of Default has occurred and is
continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                           (b)      Except during the continuance of an Event of
Default:

                                    (1)     the Trustee undertakes to perform
         such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                                    (2)     in the absence of bad faith on its
         part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

                           (c)      The Trustee may not be relieved from
liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

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

                                    (1)     this paragraph does not limit the
         effect of paragraph (b) of this Section 7.1;

                                    (2)     the Trustee shall not be liable for
         any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                                    (3)     the Trustee shall not be liable with
         respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5.

                           (d)      the Trustee shall not be liable for interest
on any money received by it except as the Trustee may agree in writing with the Company.

                           (e)      money held in trust by the Trustee need not
be segregated from other funds except to the extent required by law.

                           (f)      no provision of this Indenture shall require
the Trustee to expend or risk its own funds or otherwise Incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                           (g)      every provision of this Indenture relating
to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 7.1 and to the provisions of the TIA.

                  SECTION 7.2       RIGHTS OF TRUSTEE

                           (a)      The Trustee may rely on any document
believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

                           (b)      Before the Trustee acts or refrains from
acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on any Officers' Certificate or Opinion of Counsel.

                           (c)      The Trustee may act through agents and shall
not be responsible for the misconduct or negligence of any agent appointed with due care.

                           (d)      The Trustee shall not be liable for any
action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers;

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

PROVIDED, HOWEVER, that the Trustee's conduct does not constitute wilful misconduct or negligence.

                           (e)      The Trustee may consult with counsel of its
selection, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall have full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                           (f)      Any request or direction of the Company
mentioned herein shall be sufficiently evidenced by an Officers' Certificate and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution.

                           (g)      The Trustee shall be under no obligation to
exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be Incurred by it in compliance with such request or direction.

                  SECTION 7.3       INDIVIDUAL RIGHTS OF TRUSTEE

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar, co-registrar or co- paying agent may do the same with like rights. However, the Trustee must comply with Section 7.10 and Section 7.11.

                  SECTION 7.4       TRUSTEE'S DISCLAIMER

                  The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Company's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Company in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Trustee's certificate of authentication.

                  SECTION 7.5       NOTICE OF DEFAULTS

                  If a Default occurs and is continuing and if it is actually known to the Trustee, the Trustee shall mail to each Holder notice of the Default within 30 days after it is known to a Trust Officer or written notice of it is received by the Trustee, but in no event later than 90 days after the occurrence thereof. Except in the case of a Default in the payment of principal of, premium, if any, or interest on any Note (including payments pursuant to the mandatory redemption provisions of such Note, if any), the Trustee may withhold the notice

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

if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Holders.

                  SECTION 7.6       REPORTS BY TRUSTEE TO HOLDERS

                  The Trustee shall comply with TIA Section 313. The Company agrees to notify promptly the Trustee whenever the Notes become listed on any stock exchange and of any delisting thereof.

                  SECTION 7.7       COMPENSATION AND INDEMNITY

                  The Company shall pay to the Trustee from time to time compensation for its services as the Company and the Trustee shall from time to time agree in writing. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out- of-pocket expenses Incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents and counsel. The Company shall indemnify the Trustee against any and all loss, liability or expense (including reasonable attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder.

                  The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder.

                  The Company shall defend the claim and the Trustee shall cooperate in the defense of the claim; PROVIDED that the Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel if the actual or potential defendants in, or the targets of, any such claim include both the Trustee and the Company and the Trustee shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the Company.

                  The Trustee will not, without the prior written consent of the Company, settle or compromise or consent to the entry of any judgment with respect to any claim in respect of which indemnification may be sought hereunder. The Company need not reimburse any expense or indemnify against any loss, liability or expense Incurred by the Trustee through the Trustee's own wilful misconduct, negligence or bad faith.

                  To secure the Company's payment obligations in this Section 7.7, the Trustee shall have a Lien prior to the Notes on all money or property held or collected by the Trustee other than money or property held in trust to pay principal of, premium, if any, and interest on particular Notes.

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

                  The Company's payment obligations pursuant to this Section 7.7 shall survive the discharge of this Indenture. When the Trustee Incurs expenses after the occurrence of a Default specified in Section 6.1(6) or (7) with respect to the Company, the expenses are intended to constitute expenses of administration under the Bankruptcy Law.

                  SECTION 7.8       REPLACEMENT OF TRUSTEE

                  The Trustee may resign at any time by so notifying the Company. The Holders of not less than a majority in principal amount of the Notes may remove the Trustee by so notifying the Trustee and may appoint a successor Trustee. The Company shall remove the Trustee if:

                           (1)      the Trustee fails to comply with Section
7.10;

                           (2)      the Trustee is adjudged bankrupt or
insolvent;

                           (3)      a receiver or other public officer takes
charge of the Trustee or its property; or

                           (4)      the Trustee otherwise becomes incapable of
acting.

If the Trustee resigns, is removed by the Company or by the Holders of a majority in principal amount of the Notes and such Holders do not reasonably promptly appoint a successor Trustee, or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Company shall promptly appoint a successor Trustee.

                  A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Noteholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the Lien provided for in Section 7.7.

                  If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee or the Holders of not less than 10% in principal amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  If the Trustee fails to comply with Section 7.10, any Noteholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

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

                  Notwithstanding the replacement of the Trustee pursuant to this Section 7.8, the Company's obligations under Section 7.7 shall continue for the benefit of the retiring Trustee

                  SECTION 7.9       SUCCESSOR TRUSTEE BY MERGER

                  If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

                  In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Trustee, and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of authentication of the Trustee shall have.

                  SECTION 7.10      ELIGIBILITY; DISQUALIFICATION

                  The Trustee shall at all times satisfy the requirements of TIA
Section 310(a). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA Section 310(b); PROVIDED, HOWEVER, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

                  SECTION 7.11      PREFERENTIAL COLLECTION OF CLAIMS AGAINST
                                    COMPANY

                  The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

                  SECTION 7.12 TRUSTEE'S APPLICATION FOR INSTRUCTIONS FROM THE COMPANY

                  Any application by the Trustee for written instructions from the Company may, at the option of the Trustee, be set forth in writing and shall state any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any Officer of the Company actually receives such application, unless any such Officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

                  SECTION 7.13 COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS

                  The Company will furnish or cause to be furnished to the
Trustee:

                           (a)      semi-annually, including not later than 15
days after any Record Date for interest for the Notes, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of the Notes as of such Record Date, and

                           (b)      at such other times as the Trustee may
request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, PROVIDED, HOWEVER, that, so long as the Trustee is the Registrar, no such list shall be required to be furnished.


                                  ARTICLE VIII

                       DISCHARGE OF INDENTURE; DEFEASANCE

                  SECTION 8.1       DISCHARGE OF LIABILITY ON NOTES; DEFEASANCE

                           (a)      When (i) the Company delivers to the Trustee
all outstanding Notes (other than Notes replaced pursuant to Section 2.7) for cancellation and/or conversion or (ii) all outstanding Notes have become due and payable, whether at Stated Maturity or as a result of the mailing of a notice of redemption pursuant to Article III hereof and the Company irrevocably deposits with the Trustee funds sufficient to pay at Stated Maturity or upon redemption all outstanding Notes, including interest accrued and unpaid thereon to Stated Maturity or such Redemption Date (other than Notes replaced pursuant to Section 2.7), and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Section 8.1(c), cease to be of further effect. The Trustee shall acknowledge satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Company.

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

                           (b)      Subject to Section 8.1 (c) and Section 8.2,
the Company at any time may terminate:

                                    (i)     all its obligations under the Notes
         and this Indenture ("legal defeasance option") subject to the following which shall survive until otherwise terminated or discharged hereunder:

                                            (A)      the rights of Holders of
         outstanding Notes to receive payments in respect of the principal of, premium, if any, and interest on such Notes when payments are due from the trust referred to below;

                                            (B)      the Company's obligations
         with respect to such Notes under Section 2.3, Section 2.4, Section 2.6,
         Section 2.7, Section 2.9, Section 4.2, Section 4.3 and Section 4.4 hereof;

                                            (C)      the rights, powers, trusts,
         duties and immunities of the Trustee under this Indenture and the Company's obligations in connection therewith,

                                            (D)      Article III hereof, and

                                            (E)      this Article VIII; or

                                    (ii)    its obligations under Section 4.5
         through Section 4.7 and the operation of Section 6.1(5), Section 6.1(6), Section 6.1(7) and Section 6.1(8) (but, in the case of Section 6.1(6) and (7), with respect only to Significant Subsidiaries) or contained in Section 5.1(a)(ii) ("covenant defeasance option").

The Company may exercise its legal defeasance option notwithstanding its prior exercise of its covenant defeasance option.

                  If the Company exercises its legal defeasance option, payment of the Notes may not be accelerated because of an Event of Default. If the Company exercises its covenant defeasance option, payment of the Notes may not be accelerated because of an Event of Default specified in Section 6.1(4) or because of the failure of the Company to comply with Section 5.1(a)(ii).

                  Upon satisfaction of the conditions set forth herein and upon request of the Company, the Trustee shall acknowledge in writing the discharge of those obligations that the Company terminates.

                           (c)      Notwithstanding clauses (a) and (b) above,
the Company's obligations in Section 8.4, Section 8.5 and Section 8.6 shall survive.

                  SECTION 8.2       CONDITIONS TO DEFEASANCE

                  The Company may exercise its legal defeasance option or its covenant defeasance option only if:

                           (1)      the Company irrevocably deposits in trust
with the Trustee money or US Government Obligations for the payment of principal of and interest on any outstanding Notes to maturity or redemption, as the case may be;

                           (2)      the Company delivers to the Trustee a
certificate from a nationally recognized firm of independent accountants expressing its opinion that the payments of principal and interest when due and without reinvestment on the deposited US Government Obligations plus any deposited money without investment will provide cash at such times and in such amounts as will be sufficient to pay principal of, premium, if any, and interest when due on all outstanding Notes to Stated Maturity or redemption, as the case may be;

                           (3)      91 days pass after the deposit is made and
during the 91-day period no Default specified in Section 6.1(6) or (7) with respect to the Company occurs which is continuing at the end of the period;

                           (4)      the deposit does not result in a breach or
violation of, or constitute a default under any other agreement or instrument binding on the Company or any of its Subsidiaries and is not prohibited by
Article X;

                           (5)      the Company delivers to the Trustee an
Opinion of Counsel to the effect that the trust resulting from the deposit does not constitute, or is qualified as, a regulated investment company under the Investment Company Act of 1940;

                           (6)      in the case of the legal defeasance option,
the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of this Indenture there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

                           (7)      in the case of the covenant defeasance
option, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred;

                           (8)      the Company delivers to the Trustee an
Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance and discharge of the Notes as contemplated by this Article VIII have been complied with;

                           (9)      the Company shall have delivered to the
Trustee an Officer's Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders over any other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company or others; and

                           (10)     such legal defeasance or covenant defeasance
shall not cause the Trustee to have a conflicting interest within the meaning of the TIA (assuming for the purpose of this clause (10) that all Notes are in default within the meaning of such Act).

Before or after a deposit, the Company may make arrangements satisfactory to the Trustee for the redemption of Notes at a future date in accordance with Article III.

                  SECTION 8.3       APPLICATION OF TRUST MONEY

                  The Trustee shall hold in trust money or US Government Obligations deposited with it pursuant to this Article VIII. It shall apply the deposited money and the money from US Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal of, premium, if any, and interest on the Notes. Money and securities so held in trust are not subject to Article X.

                  SECTION 8.4       REPAYMENT TO COMPANY

                  The Trustee and the Paying Agent shall promptly turn over to the Company upon request any excess money or securities held by them at any time. Subject to any applicable abandoned property law, the Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal of, premium, if any, or interest that remains unclaimed for two years, and, thereafter, Holders entitled to the money must look to the Company for payment as general creditors.

                  SECTION 8.5       INDEMNITY FOR GOVERNMENT OBLIGATIONS

                  The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against deposited US Government Obligations or the principal and interest received on such US Government Obligations.

                  SECTION 8.6       REINSTATEMENT

                  If the Trustee or Paying Agent is unable to apply any money or US Government Obligations in accordance with this Article VIII by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to this
Article VIII until such time as the Trustee or Paying Agent is permitted to apply all such money or US Government Obligations in accordance with this
Article VIII; PROVIDED, HOWEVER, that, if the Company has made any payment of interest on or principal of any Notes because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money or US Government Obligations held by the Trustee or Paying Agent.


                                   ARTICLE IX

                                   AMENDMENTS

                  SECTION 9.1       WITHOUT CONSENT OF HOLDERS

                  The Company and the Trustee may amend this Indenture or the Notes without notice to or consent of any Holder:

                           (1)      to cure any ambiguity, omission, defect or
inconsistency;

                           (2)      to comply with Article V;

                           (3)      to provide for uncertificated Notes in
addition to or in place of Certificated Notes; PROVIDED, HOWEVER, that the uncertificated Notes are issued in registered form for purposes of Section 163(f) of the Code or in a manner such that the uncertificated Notes are described in Section 163(f)(2)(B) of the Code;

                           (4)      to make any change in Article X that would
limit or terminate the benefits available to any holder of Senior Indebtedness (or Representatives therefor) under Article X;

                           (5)      to add Guarantees with respect to the Notes
or to secure the Notes;

                           (6)      to add to the covenants of the Company for
the benefit of the Holders or to surrender any right or power herein conferred upon the Company;

                           (7)      to comply with any requirements of the SEC
in connection with qualifying, or maintaining the qualification of, this Indenture under the TIA; or

                           (8)      to make any change that does not adversely
affect the rights of any Holder.

                  An amendment under this Section 9.1 may not make any change that adversely affects the rights under Article X of any holder of Senior Indebtedness then outstanding unless the holders of such Senior Indebtedness (or any group or representative thereof authorized to give a consent) consent to such change.

                  After an amendment under this Section 9.1 becomes effective, the Company shall mail to Holders a notice briefly describing such amendment. The failure to give such notice to all Holders, or any defect therein, shall not impair or affect the validity of an amendment under this Section 9.1.

                  SECTION 9.2       WITH CONSENT OF HOLDERS

                  The Company and the Trustee may amend this Indenture or the Notes without notice to any Holder but with the written consent of the Holders of at least a majority in principal amount of the Notes then outstanding and any past Default or compliance with any provisions may also be waived with the consent of the Holders of not less than a majority of the principal amount of Notes then outstanding. However, without the consent of each Holder affected, an amendment may not:

                           (1)      reduce the amount of Notes whose Holders
must consent to an amendment;

                           (2)      reduce the rate of or extend the time for
payment of interest on any Note;

                           (3)      reduce the principal of or extend the Stated
Maturity of any Note;

                           (4)      reduce the premium payable upon the
redemption of any Note or change the time at which any Note must be redeemed in accordance with Article III;

                           (5)      make any Note payable in money other than
that stated in the Note;

                           (6)      make any change in Article X or Article XI
that adversely affects the rights of any Holder under such Article X or Article XI; or

                           (7)      make any change in Section 6.4 or Section
6.7 or the second sentence of this Section 9.2.

                  It shall not be necessary for the consent of the Holders under this Section 9.2 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

                  An amendment under this Section 9.2 may not make any change that adversely affects the rights under Article X of any holder of Senior Indebtedness then outstanding unless the holders of such Senior Indebtedness (or any group or representative thereof authorized to give a consent) consent to such change. After an amendment under this Section 9.2 becomes effective, the Company shall mail to Holders a notice briefly describing such amendment. The failure to give such notice to all Holders, or any defect therein, shall not impair or affect the validity of an amendment under this Section.

                  SECTION 9.3       COMPLIANCE WITH TRUST INDENTURE ACT

                  Every amendment to this Indenture or the Notes shall comply with the TIA as then in effect.

                  SECTION 9.4       REVOCATION AND EFFECT OF CONSENTS AND
                                    WAIVERS

                  A consent to an amendment or a waiver by a Holder of a Note shall bind the Holder and every subsequent Holder of that Note or portion of the Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent or waiver is not made on the Note. However, any such Holder or subsequent Holder may revoke the consent or waiver as to such Holder's Note or portion of the Note if the Trustee receives the notice of revocation before the date the amendment or waiver becomes effective. After an amendment or waiver becomes effective, it shall bind every Holder. An amendment or waiver becomes effective upon the execution of such amendment or waiver by the Trustee.

                  The Company may, but shall not be obligated to, fix a Record Date for the purpose of determining the Holders entitled to give their consent or take any other action described above or required or permitted to be taken pursuant to this Indenture. If a Record Date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such Persons continue to be Holders after such Record Date. No such consent shall be valid or effective for more than 120 days after such Record Date.

                  SECTION 9.5       NOTATION ON OR EXCHANGE OF NOTES

                  If an amendment changes the terms of a Note, the Trustee may require the Holder of the Note to deliver it to the Trustee. The Trustee may place an appropriate notation on the Note regarding the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Note shall issue and the Trustee shall authenticate and deliver a new Note that reflects the changed terms. Failure to make the appropriate notation or to issue a new Note shall not affect the validity of such amendment.

                  SECTION 9.6       TRUSTEE TO SIGN AMENDMENTS

                  The Trustee shall sign any amendment authorized pursuant to this Article IX if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing such amendment the Trustee shall be entitled to receive indemnity reasonably satisfactory to it and to receive, and (subject to Section 7.1) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture and that such amendment constitutes the legal, valid and binding obligation of the Company subject to customary exceptions.

                  SECTION 9.7       PAYMENT FOR CONSENT

                  Neither the Company nor any Affiliate of the Company shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Notes unless such consideration is offered to be paid to all Holders that so consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.


                                    ARTICLE X

                           SUBORDINATION OF THE NOTES

                  SECTION 10.1      AGREEMENT TO SUBORDINATE

                  The Company agrees, and each Holder by accepting a Note (or a beneficial interest in the Global Note) agrees, that the Obligations in respect of the Notes and the Indenture are subordinated in right of payment, to the extent and in the manner provided in this Article X, to the prior payment in full in cash or Cash Equivalents of all Senior Indebtedness of the Company and that the subordination provided for in this Article X is for the benefit of and enforceable by the holders of such Senior Indebtedness. Only Obligations in respect of Senior Indebtedness will rank senior to the Obligations in respect of the Notes and the Indenture in accordance with the provisions set forth herein. The Notes shall in all respects rank PARI PASSU with, or be senior to, all other Indebtedness of the Company. All provisions of this Article X shall be subject to Section 10.2.

                  SECTION 10.2      LIQUIDATION, DISSOLUTION, BANKRUPTCY

                  Upon any Insolvency or Liquidation Proceeding:

                           (1)      holders of Senior Indebtedness of the
Company shall be entitled to receive payment in full of such Senior Indebtedness in cash or Cash Equivalents before Holders shall be entitled to receive any payment in respect of the Obligations in respect of the Notes and the Indenture; and

                           (2)      until such Senior Indebtedness is paid in
full in cash or Cash Equivalents, any distribution to which Holders would be entitled but for this Article X shall be made to holders of such Senior Indebtedness as their interests may appear, except that Holders may receive (a) securities of a Person that are subordinated to such Senior Indebtedness to at least the same extent as the Notes are subordinated to (A) Senior Indebtedness of the Company and (B) any securities issued in exchange for Senior Indebtedness ("Subordinated Reorganization Securities") and (b) payments and other distributions made from any defeasance trust created pursuant to Section 8.1 hereof.

                  SECTION 10.3      DEFAULT ON SENIOR INDEBTEDNESS OF THE
                                    COMPANY

                  The Company may not pay any amount in respect of the Obligations in respect of the Notes and the Indenture or make any deposit pursuant to Section 8.1 and may not repurchase, redeem or defease any Notes (collectively, "pay the Notes") (other than in accordance with the conversion provision of Article XI hereof or with Subordinated Reorganization Securities and payments and other distributions made from any defeasance trust created pursuant to Section 8.1 hereof) if (i) any Designated Senior Indebtedness of the Company is not paid when due or (ii) any other default on such Designated Senior Indebtedness occurs and the maturity of such Designated Senior Indebtedness is accelerated in accordance with its terms unless, in either case, (x) the default has been cured or waived and any such acceleration has been rescinded or (y) such Designated Senior Indebtedness has been paid in full in cash or Cash Equivalents; PROVIDED, HOWEVER, that the Company may pay the Notes without regard to the foregoing if the Company and the Trustee receive written notice approving such payment from the Representative of such Designated Senior Indebtedness. During the continuance of any default (other than a default described in clause (i) or (ii) of the preceding sentence) with respect to any Designated Senior Indebtedness of the Company pursuant to which the maturity thereof may be accelerated immediately without further notice (except such notice as may be required to effect such acceleration) or the expiration of any applicable grace periods, the Company may not pay the Notes for a period (a "Payment Blockage Period") commencing upon the receipt by the Company and the Trustee of written notice of such default (a "Blockage Notice") from the Representative of such Designated Senior Indebtedness specifying an election to effect a Payment Blockage Period and ending 179 days thereafter (or earlier if such Payment Blockage Period is terminated (i) by written notice to the Trustee and the Company from the Person or Persons who gave such Blockage Notice, (ii) by repayment in full in cash or Cash Equivalents of such Designated Senior Indebtedness or (iii) because the Representative of the holders of such Designated Senior Indebtedness shall have notified the Trustee that the default giving rise to such Blockage Notice is no longer continuing). Notwithstanding the provisions described in the immediately preceding sentence (but subject to the provisions contained in the first sentence of this Section 10.3), unless the holders of such Designated Senior Indebtedness or the Representative of such holders shall have accelerated the maturity of such Designated Senior Indebtedness, the Company may resume payments on the Notes after such Payment Blockage Period. During any 360-day period, the aggregate of all Payment Blockage Periods under this Article X shall not exceed 179 days and there shall be a period of at least 181 consecutive days in each consecutive 360-day period when no Payment Blockage Period is in effect. For purposes of this Section 10.3, no default or event of default that existed or was continuing on the date of the commencement of any Payment Blockage Period with respect to the Designated Senior Indebtedness initiating such Payment Blockage Period shall be, or be made, the basis of the commencement of a subsequent Payment Blockage Period by the Representative of such Designated Senior Indebtedness, whether or not within a period of 360 consecutive days, unless such default or event of default shall have been cured or waived for a period of not less than 90 consecutive days.

                  SECTION 10.4      ACCELERATION OF PAYMENT OF NOTES

                  If payment of the Notes is accelerated because of an Event of Default, the Company or the Trustee at the request of the Company shall promptly notify the holders of the Designated Senior Indebtedness of the Company (or their Representative) of the acceleration.

                  SECTION 10.5      WHEN DISTRIBUTION MUST BE PAID OVER

                  If, in contravention of the provisions of this Article X, the Trustee or any Holder shall have received any payment or distribution before all Senior Indebtedness is paid in full in cash or Cash Equivalents, then such distribution shall be held in trust for the benefit of, and shall be forthwith paid over and delivered, to the holders of Senior Indebtedness as their interests may appear, or their Representative under the agreement pursuant to which Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of Senior Indebtedness to the extent necessary to pay all Senior Indebtedness in full.

                  SECTION 10.6      SUBROGATION

                  After all Senior Indebtedness of the Company is paid in full in cash or Cash Equivalents and until the Notes are paid in full, the Holders shall be subrogated to the rights of holders of such Senior Indebtedness to receive distributions applicable to such Senior Indebtedness. A distribution made under this Article X to holders of such Senior Indebtedness which otherwise would have been made to Holders is not, as between the Company and Holders, a payment by the Company on such Senior Indebtedness.

                  SECTION 10.7      RELATIVE RIGHTS

                  This Article X defines the relative rights of Holders and holders of Senior Indebtedness of the Company. Nothing in this Indenture shall:

                           (1)      impair, as between the Company and Holders,
the obligation of the Company, which is absolute and unconditional, to pay principal of, premium, if any, and interest on the Notes in accordance with their terms; or

                           (2)      prevent the Trustee or any Holder from
exercising its available remedies upon a Default, subject to the rights of holders of Senior Indebtedness of the Company to receive distributions otherwise payable to Holders.

                  SECTION 10.8      SUBORDINATION MAY NOT BE IMPAIRED BY COMPANY

                  No right of any holder of Senior Indebtedness of the Company to enforce the subordination of the Indebtedness evidenced by the Notes shall be impaired by any act or failure to act by the Company or by its failure to comply with this Indenture.

                  SECTION 10.9      RIGHTS OF TRUSTEE AND PAYING AGENT

                  Notwithstanding Section 10.3, the Trustee or Paying Agent may continue to make payments on the Notes and shall not be charged with knowledge of the existence of facts that would prohibit the making of any such payments unless, not less than two Business Days prior to the date of such payment, a Trust Officer of the Trustee receives notice satisfactory to it that payments may not be made under this Article X. The Company, the Registrar or co-registrar, the Paying Agent, a Representative or a holder of Senior Indebtedness may give the notice; PROVIDED, HOWEVER, that, if the holders of an issue of Senior Indebtedness of the Company have a Representative, only the Representative may give the notice.

                  The Trustee in its individual or any other capacity may hold Senior Indebtedness of the Company with the same rights it would have if it were not the Trustee. The Registrar and co-registrar and the Paying Agent may do the same with like rights. The Trustee shall be entitled to all the rights set forth in this Article X with respect to any Senior Indebtedness of the Company which may at any time be held by it, to the same extent as any other holder of such Senior Indebtedness, and nothing in Article VII shall deprive the Trustee of any of its rights as such holder. Nothing in this Article X shall apply to claims of, or payments to, the Trustee under or pursuant to
Section 7.7.

                  SECTION 10.10     DISTRIBUTION OR NOTICE TO REPRESENTATIVE

                  Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness of the Company, the distribution may be made and the notice given to their Representative (if any).

                  SECTION 10.11 ARTICLE 10 NOT TO PREVENT EVENTS OF DEFAULT OR LIMIT RIGHT TO ACCELERATE

                  The failure to make a payment pursuant to the Notes by reason of any provision in this Article X shall not be construed as preventing the occurrence of a Default. Nothing in this Article X shall have any effect on the right of the Holders or the Trustee to accelerate the maturity of the Notes.

                  SECTION 10.12     TRUST MONEYS NOT SUBORDINATED

                  Notwithstanding anything contained herein to the contrary, payments from money or the proceeds of US Government Obligations held in trust under Article VIII by the Trustee for the payment of principal of, premium, if any, and interest on the Notes shall not be subordinated to the prior payment of any Senior Indebtedness or subject to the restrictions set forth in this Article X, and none of the Holders shall be obligated to pay over any such amount to the Company or any holder of Senior Indebtedness of the Company or any other creditor of the Company.

                  SECTION 10.13 TRUSTEE ENTITLED TO RELY UPON ANY PAYMENT OR DISTRIBUTION

                  Pursuant to this Article X, the Trustee and the Holders shall be entitled to rely (i) upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in Section 10.2 are pending, (ii) upon a certificate of the liquidating trustee or agent or other Person making such payment or distribution to the Trustee or to the Holders or (iii) upon the Representative for the holders of Senior Indebtedness of the Company for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of such Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article X. In the event that the Trustee determines, in good faith, that evidence is required with respect to the right of any Person as a holder of Senior Indebtedness of the Company to participate in any payment or distribution pursuant to this Article X, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and other facts pertinent to the rights of such Person under this Article X, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment. The provisions of Section 7.1 and
Section 7.2 shall be applicable to all actions or omissions of actions by the Trustee pursuant to this Article X.

                  SECTION 10.14     TRUSTEE TO EFFECTUATE SUBORDINATION

                  Each Holder by accepting a Note (or a beneficial interest in a Global Note) authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination between the Holders and the holders of Senior Indebtedness of the Company as provided in this Article X and appoints the Trustee as attorney-in-fact for any and all such purposes.

                  SECTION 10.15 TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR INDEBTEDNESS

                  The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of the Company and shall not be liable to any such holders, absent gross negligence or wilful misconduct, if it shall mistakenly pay over or distribute to Holders or the Company or any other Person, money or assets to which any holders of Senior Indebtedness of the Company shall be entitled by virtue of this Article X or otherwise.

                  SECTION 10.16 RELIANCE BY HOLDERS OF SENIOR INDEBTEDNESS ON SUBORDINATION PROVISIONS

                  Each Holder by accepting a Note (or a beneficial interest in a Global Note) acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Senior Indebtedness of the Company, whether such Senior Indebtedness was created or acquired before or after the issuance of the Notes, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness and such holder of such Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness.


                                   ARTICLE XI

                            CONVERSION OF SECURITIES

                  SECTION 11.1      MANDATORY CONVERSION AND CONVERSION PRICE

                           (a)      Subject to the terms and provisions of this
Article XI, if, within 30 days following the occurrence and continuance of a Conversion Event, the Company receives a notice (the "Conversion Notice") from the Representative of the Senior Credit Facilities that the requisite composite of lenders party to Senior Credit Facilities have agreed in accordance with the terms thereof to exercise the Conversion Option, then the Holders shall be required to tender their Notes for conversion into Common Stock on the date (the "Conversion Date") set forth in such notice, which Conversion Date shall be a Business Day and shall be at least 15 days and no later than 45 days after the Company's receipt of such Conversion Notice. Upon such Conversion Date, the Notes shall be reduced pro rata in a manner so as to cause the remaining aggregate outstanding principal amount of the Notes, together with all accrued but unpaid interest thereon, to equal $7,500,000 immediately following such Conversion Date. The number of shares of Common Stock issuable upon conversion of a Note is determined by dividing the principal amount of the Note, plus any accrued but unpaid interest thereon, being so converted by the Conversion Price in effect as of the Conversion Date. The initial "Conversion Price" is stated in paragraph 11 of the Notes and is subject to adjustment as provided in this
Article XI (the "Conversion Price"). The Notes may be converted into Common Stock in accordance with this Article XI only once and the amount to be so converted shall equal the sum of the then aggregate outstanding principal amount of the Notes, plus any accrued but unpaid interest thereon, LESS $7,500,000, with the remaining balance of the Notes being then due and payable on August 29, 2009.

                           (b)      At least 5 days, but not more than 30 days,
before the Conversion Date, the Company shall mail a notice of conversion by first-class mail, postage prepaid, to each Holder of Notes to be converted.

                  The notice shall identify the Notes to be converted and shall state:

                                    (1)     the Conversion Date;

                                    (2)     the Conversion Price;

                                    (3)     the name and address of the Paying
Agent;

                                    (4)     that Notes called for conversion
must be surrendered to the Paying Agent to receive the Common Stock;

                                    (5)     if any Global Note is being
converted, the portion of the outstanding amount of such Note to be converted and that, after the Conversion Date, the Global Note, with a notation on Schedule A thereof adjusting the principal amount thereof to be equal to the unconverted portion, will be returned to the Holder thereof;

                                    (6)     if any Certificated Notes are being
converted, the portion of the principal amount of such Note to be converted and that, after the Conversion

Date, a new Certificated Note or Certificated Notes in principal amount equal to the unconverted portion will be issued;

                                    (7)     [intentionally left blank];

                                    (8)     that, unless the Company defaults in
issuing such Common Stock or the Paying Agent is prohibited from issuing such Common Stock, interest on Notes called for conversion ceases to accrue on and after the Conversion Date; and

                                    (9)     that no representation is made as to
the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Notes.

                  At the Company's request, the Trustee shall give the notice of conversion in the Company's name and at the Company's expense. In such event, the Company shall provide the Trustee with the information required by this
Section 11.1(b).

                  SECTION 11.2      EXERCISE OF CONVERSION FEATURE

                  Upon the exercise of the Conversion Option, the Holder of any Note to be converted shall: (a) surrender, not later than 11:00 a.m. (New York time) on the Conversion Date or on such other date and at such other time as such Holder and the Company mutually agree in writing, such Note to the Company at such office or agency; and (b) if required, furnish appropriate endorsements and transfer documents.

                  Whether or not the Notes are physically tendered by the Holders in accordance with Section 11.1 hereof, the Notes shall be deemed to have been converted immediately prior to the close of business on the Conversion Date in accordance with the foregoing provisions, and at such time the rights of the Holders shall cease with respect to that portion of the Notes being converted, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the Conversion Date, the Company shall issue and shall deliver at such office or agency of the Registrar as agreed a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share as provided in Section 11.3; PROVIDED, HOWEVER, that the Registrar shall not be required to release such Common Stock to a Holder who has failed to tender its Note(s). All shares of Common Stock delivered upon such conversion of Notes shall be subject to the same restrictions as those placed on the Common Stock issued under the Plan.

                  Upon such conversion of the Notes, the Company shall execute and the Trustee shall authenticate and deliver to the Holders thereof new Notes of authorized denominations in aggregate principal amount equal to $7,500,000 and the Stated Maturity of such new Notes shall be extended to August 29, 2009; PROVIDED, HOWEVER, that the

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

Registrar shall not be required to release any such new Note(s) to a Holder who has failed to tender its old Note(s). Any requirements for notice, surrender or delivery of Notes pursuant to this Article XI shall, with respect to any Global Note, be subject to any then applicable rules and procedures of the Depository (or its successor) thereof.

                  Except as described in 2.11(g), no Holder of a Note will be entitled upon conversion thereof to any payment or adjustment for accrued and unpaid interest thereon or for dividends on the shares of Common Stock issued in connection therewith.

                  SECTION 11.3 SELECTION OF NOTES TO BE CONVERTED; FRACTIONS OF SHARES

                  (a) The Trustee shall select the Notes to be converted pro rata or by a method that complies with applicable legal and securities exchange requirements, if any, and that the Trustee considers fair and appropriate and which complies with methods generally used at the time of selection by fiduciaries in similar circumstances. The Trustee shall notify the Company promptly of the portions of Notes to be converted.

                  (b) No fractional shares of Common Stock shall be issued upon conversion of Notes. If more than one Note shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Notes being converted. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any Note or Notes, the Company may pay a cash adjustment (calculated to the nearest cent) in respect of such fraction in an amount equal to the same fraction of the Daily Market Price per share of the Common Stock at the close of business on the day of conversion (or, if such day is not a trading day, on the trading day immediately preceding such day) or, alternatively, the Company shall round up or down to the nearest whole share.

                  SECTION 11.4      ADJUSTMENT OF CONVERSION PRICE

                  The Conversion Price shall be subject to adjustment from time to time as follows:

                  (a) In case the Company shall (1) pay a dividend in shares of Common Stock to holders of Common Stock, (2) make a distribution in shares of Common Stock to holders of Common Stock, (3) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock or (4) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Conversion Price in effect immediately prior to such action shall be adjusted so that the holder of any Note thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock which he or she would have owned immediately following such action had such Notes been converted immediately prior thereto. Any adjustment made pursuant to this

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

subsection (a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

                  (b) In case the Company shall issue rights, warrants or options to substantially all holders of Common Stock entitling them (for a period commencing no earlier than the record date for the determination of holders of Common Stock entitled to receive such rights, warrants or options and expiring not more than 45 days after such record date) to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price per share less than the current market price (as determined pursuant to subsection (f) below) of the Common Stock on such record date, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on such record date, plus the number of shares of Common Stock which the aggregate offering price of the offered shares of Common Stock (or the aggregate conversion price of the convertible securities so offered) would purchase at such current market price, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered (or into which the convertible securities so offered are convertible). Such adjustments shall become effective immediately after such record date.

                  (c) In case the Company shall distribute to all holders of Common Stock shares of any class of stock other than Common Stock, evidences of indebtedness or other assets (other than cash dividends out of current or retained earnings), or shall distribute to substantially all holders of Common Stock rights, warrants or options to subscribe for securities (other than those referred to in subsection (b) above), then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the current market price (determined as provided in subsection (f) below) of the Common Stock on the record date mentioned below less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive evidence of such fair market value and described in a Board Resolution) of the portion of the assets so distributed or of such subscription rights, warrants or options applicable to one share of Common Stock, and of which the denominator shall be such current market price of the Common Stock. Such adjustment shall become effective immediately after the record date for the determination of the holders of Common Stock entitled to receive such distribution. Notwithstanding the foregoing, in the event that the Company shall distribute rights, warrants or options (other than those referred to in subsection (b) above) ("Rights") PRO RATA to holders of Common Stock, the Company may, in lieu of making any adjustment pursuant to this Section 11.4, make proper provision so that each holder of a Note who is required to convert such Note after the record date for such distribution and prior to the expiration or redemption of the Rights shall be entitled to receive

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

upon such conversion, in addition to the shares of Common Stock issuable upon such conversion (the "Conversion Shares"), a number of Rights to be determined as follows: (i) if such conversion occurs on or prior to the date for the distribution to the holders of Rights of separate certificates evidencing such Rights (the "Distribution Date"), the same number of Rights to which a holder of a number of shares of Common Stock equal to the number of Conversion Shares is entitled at the time of such conversion in accordance with the terms and provisions of and applicable to the Rights; and (ii) if such conversion occurs after the Distribution Date, the same number of Rights to which a holder of the number of shares of Common Stock into which the principal amount of the Note so converted was convertible immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of and applicable to the Rights.

                  (d) In case the Company shall, by dividend or otherwise, at any time distribute to all holders of its Common Stock cash (including any distributions of cash out of current or retained earnings of the Company but excluding any cash that is distributed as part of a distribution requiring a Conversion Price adjustment pursuant to paragraph (c) of this Section) in an aggregate amount that, together with the sum of (x) the aggregate amount of any other distributions to all holders of its Common Stock made in cash plus (y) all Excess Payments, in each case made within the 12 months preceding the date fixed for determining the stockholders entitled to such distribution (the "Distribution Record Date") and in respect of which no Conversion Price adjustment pursuant to paragraphs (c) or (e) of this Section or this paragraph
(d) has been made, exceeds 10% of the product of the current market price per share (determined as provided in paragraph (f) of this Section) of the Common Stock on the Distribution Record Date times the number of shares of Common Stock outstanding on the Distribution Record Date (excluding shares held in the treasury of the Company), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying such Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this paragraph (d) by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (f) of this Section) of the Common Stock on the Distribution Record Date less the amount of such cash and other consideration (including any Excess Payments) so distributed applicable to one share (based on the PRO RATA portion of the aggregate amount of such cash and other consideration (including any Excess Payments), divided by the shares of Common Stock outstanding on the Distribution Record Date) of Common Stock and the denominator shall be such current market price per share (determined as provided in paragraph (f) of this Section) of the Common Stock on the Distribution Record Date, such reduction to become effective immediately prior to the opening of business on the day following the Distribution Record Date.

                  (e) In case a tender offer or other negotiated transaction made by the Company or any Subsidiary for all or any portion of the Common Stock shall be consummated, if an Excess Payment is made in respect of such tender offer or other negotiated transaction and the amount of such Excess Payment, together with the sum of

(x) the aggregate amount of all Excess Payments plus (y) the aggregate amount of all distributions to all holders of the Common Stock made in cash (specifically including distributions of cash out of retained earnings), in each case made within the 12 months preceding the date of payment of such current negotiated transaction consideration or expiration of such current tender offer, as the case may be (the "Purchase Date"), and as to which no adjustment pursuant to paragraph (c) or paragraph (d) of this Section or this paragraph (e) has been made, exceeds 10% of the product of the current market price per share (determined as provided in paragraph (f) of this Section) of the Common Stock on the Purchase Date times the number of shares of Common Stock outstanding (including any tendered shares but excluding any shares held in the treasury of the Company) on the Purchase Date, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying such Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this paragraph (e) by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (f) of this Section) of the Common Stock on the Purchase Date less the amount of such Excess Payments and such cash distributions, if any, applicable to one share (based on the PRO RATA portion of the aggregate amount of such Excess Payments and such cash distributions, divided by the shares of Common Stock outstanding on the Purchase Date) of Common Stock and the denominator shall be such current market price per share (determined as provided in paragraph (f) of this Section) of the Common Stock on the Purchase Date, such reduction to become effective immediately prior to the opening of business on the day following the Purchase Date.

                  (f) The current market price per share of Common Stock on any date shall be deemed to be the average of the Daily Market Prices for the shorter of (i) 30 consecutive Business Days ending on the last full trading day on the exchange or market referred to in determining such Daily Market Prices prior to the time of determination or (ii) the period commencing on the date next succeeding the first public announcement of the issuance of such rights, warrants or options or such other distribution or such negotiated transaction through such last full trading day on the exchange or market referred to in determining such Daily Market Prices prior to the time of determination.

                  (g) In any case in which this Section 11.4 shall require that an adjustment be made immediately following a record date, the Company may elect to defer (but only until five Business Days following the filing by the Company with the Trustee of the certificate described in Section 11.8 below) issuing to the holder of any Note converted after such record date the shares of Common Stock and other Capital Stock of the Company issuable upon such conversion over and above the shares of Common Stock and other Capital Stock of the Company issuable upon such conversion only on the basis of the Conversion Price prior to adjustment; and, in lieu of the shares the issuance of which is so deferred, the Company shall issue or cause its transfer agents to issue due bills or other appropriate evidence of the right to receive such shares.

                  SECTION 11.5      NO ADJUSTMENT

                  No adjustment in the Conversion Price shall be required until cumulative adjustments amount to 1% or more of the Conversion Price as last adjusted; PROVIDED, HOWEVER, that any adjustments which by reason of this
Section 11.5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article XI shall be made to the nearest cent or to the nearest one- hundredth of a share, as the case may be. No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest or in connection with any management stock option or stock incentive plan approved by the Board of Directors. No adjustment need be made for a change in the par value or no par value of the Common Stock.

                  SECTION 11.6      OTHER ADJUSTMENTS

                  If, as a result of an adjustment made pursuant to Section 11.4 above, the Holder of any Note thereafter surrendered for conversion shall become entitled to receive any shares of Capital Stock of the Company other than shares of its Common Stock, thereafter the Conversion Price of such other shares so receivable upon conversion of any Notes shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this Article XI.

                           (a)      If, as a result of an adjustment pursuant to
this Article XI, the Holder of a Note thereafter surrendered for conversion would be entitled to receive shares of two or more classes of the Capital Stock of the Company, the Board of Directors (whose determination shall be conclusive if made in good faith and shall be described in a Board Resolution) shall determine the number of shares of each such class to be issued upon such conversion.

                           (b)      In the event that shares of Common Stock are
not delivered after the expiration of any of the rights, warrants or options referred to in Section 11.4(b) and Section 11.4(c) hereof, the Conversion Price shall be readjusted to the Conversion Price which would otherwise be in effect had the adjustment made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered.

                  SECTION 11.7      ADJUSTMENTS FOR TAX PURPOSES

                  The Company may make such reductions in the Conversion Price, in addition to those required by Section 11.4 above, as it determines to be advisable in order that any stock dividend, subdivision of shares, distribution or rights to purchase stock or Notes or distribution of Notes convertible into or exchangeable for stock made by the Company to its stockholders will not be taxable to the recipients thereof.

                  SECTION 11.8      NOTICE OF ADJUSTMENTS OF CONVERSION PRICE

                  Whenever the Conversion Price is adjusted, the Company shall promptly mail to the Holders a notice of the adjustment. The Company shall file with the Trustee such notice. The notice shall, absent manifest error, be conclusive evidence that the adjustment is correct. Neither the Trustee nor any Paying Agent shall be under any duty or responsibility with respect to any such notice except to exhibit the same to any Holder desiring inspection thereof.

                  SECTION 11.9      NOTICE OF CERTAIN CORPORATE ACTION.

                  If:

                  (a) the Company takes any action that would require an adjustment in the Conversion Price pursuant to Section 11.4;

                  (b) the Company takes any action that would require a supplemental indenture pursuant to Section 11.14; or

                  (c) there is a dissolution, liquidation or winding down of the Company;

then the Company shall mail or shall deliver to the Trustee and direct the Trustee to mail to Holders and file with the Trustee and the Conversion Agent a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. The Company shall file and mail the notice at least 15 days before such date. Failure to file or mail the notice or any defect in it shall not affect the validity of any transaction referred to in clause (a), (b) or (c) of this Section.

                  SECTION 11.10     COMPANY TO RESERVE COMMON STOCK

                  The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of Notes, the whole number of shares of Common Stock then issuable upon the conversion of the Notes.

                  SECTION 11.11     TAXES ON CONVERSIONS

                  The Company will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Notes pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Note or Notes to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

                  SECTION 11.12     COVENANT AS TO COMMON STOCK

                  The Company covenants that all shares of Common Stock which may be issued upon conversion of Notes will upon issue be newly issued (and not treasury shares) and be duly authorized, validly issued, fully paid and nonassessable and, except as provided in Section 11.11, the Company will pay all taxes, liens and charges with respect to the issue thereof.

                  SECTION 11.13     CANCELLATION OF CONVERTED SECURITIES

                  All Notes delivered for conversion shall be delivered to the Trustee to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 2.10.

                  SECTION 11.14 PROVISIONS IN CASE OF RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE OF ASSETS

                  In the event that the Company shall be a party to any transaction including, without limitation, any (i) recapitalization or reclassification of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of the Common Stock), (ii) any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock), (iii) any sale or transfer of all or substantially all of the assets of the Company or (iv) any other transaction pursuant to which the Common Stock is converted into the right to receive other securities, cash or other property, then lawful provision shall be made as part of the terms of such transaction whereby the Holder of each Note then outstanding shall have the obligation thereafter to convert such Note only into (subject to funds being legally available for such purpose under applicable law at the time of such conversion) the kind and amount of securities, cash and other properly receivable upon such transaction by a holder of the number of shares of Common Stock into which such Note might have been converted immediately prior to such transaction. The Company or the Person formed by such consolidation or resulting from such merger or which acquired such assets or which acquired the Company's shares, as the case may be, shall execute and deliver to the Trustee a supplemental indenture establishing such rights. Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section 11.14 shall similarly apply to successive transactions of the foregoing type.

                  SECTION 11.15     SUCCESSIVE ADJUSTMENTS

                  After an adjustment to the Conversion Price under this Article XI, any subsequent event requiring an adjustment under this Article XI shall cause an adjustment to the Conversion Price as so adjusted.


                                   ARTICLE XII

                                  MISCELLANEOUS

                  SECTION 12.1      TRUST INDENTURE ACT CONTROLS

                  If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

                  SECTION 12.2      NOTICES

                  Any notice or communication shall be in writing and delivered in person or by a recognized overnight courier or mailed by first-class mail postage prepaid addressed as follows:

         if to the Company:

                  Prime Succession Holdings, Inc.
                  3940 Olympic Blvd., Suite 500
                  Erlanger, Kentucky 41018
                  Attention:  Chief Financial Officer

         if to the Trustee:

                  United States Trust Company of New York
                  114 West 47th Street
                  New York, New York  10036
                  Attention:  Corporate Trust Services

The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications. Any notice or communication mailed to a Holder shall be mailed to the Holder at the Holder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed or otherwise delivered to a Holder in the manner provided above, it is duly given, whether or not the Holder actually receives it.

                  SECTION 12.3      COMMUNICATION BY HOLDERS WITH OTHER HOLDERS

                  Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

                  SECTION 12.4      CERTIFICATE AND OPINION AS TO CONDITIONS
                                    PRECEDENT

                  Upon any request or application by the Company to the Trustee to take or refrain from taking any action under this Indenture, the Company shall furnish to the Trustee:

                           (1)      an Officers' Certificate in form and
substance reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                           (2)      an Opinion of Counsel in form and substance
reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

                  SECTION 12.5      STATEMENTS REQUIRED IN CERTIFICATE OR
                                    OPINION

                  Each certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture shall include:

                           (1)      a statement that the individual making such
certificate or opinion has read such covenant or condition;

                           (2)      a brief statement as to the nature and scope
of the examination or investigation upon which the statements or opinions contained in such certificate are based;

                           (3)      a statement that, in the opinion of such
individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                           (4)      a statement as to whether or not, in the
opinion of such individual, such covenant or condition has been complied with.

                  SECTION 12.6      WHEN NOTES DISREGARDED

                  In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Company or by any Affiliate of the Company shall be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes which the Trustee knows are so owned shall be so disregarded. Also, subject to the foregoing, only Notes outstanding at the time shall be considered in any such determination.

                  SECTION 12.7      RULES BY TRUSTEE, PAYING AGENT AND REGISTRAR

                  The Trustee may make reasonable rules for action by or a meeting of the Holders. The Registrar and the Paying Agent may make reasonable rules for their functions.

                  SECTION 12.8      LEGAL HOLIDAYS

                  A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions are not required to be open in the State of New York. If a payment date is a Legal Holiday, payment shall be made on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If a regular record date is a Legal Holiday, the record date shall not be affected.

                  SECTION 12.9      GOVERNING LAW

                           (a)      THIS INDENTURE AND THE NOTES SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE.

                           (b)      the Company hereby (i) agrees that any suit,
action or proceeding against it arising out of or relating to this Indenture or the Notes, as the case may be, may be instituted in any Federal or state court sitting in The City of New York, (ii) waives, to the extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, and any claim that any suit, action or proceeding in such a court has been brought in an inconvenient forum,
(iii) irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding, (iv) agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon each and may be enforced in the courts of the jurisdiction of which each is subject, respectively, by a suit upon judgment, (v) agrees that service of process by mail to the address specified in Section 12.2 hereof shall constitute personal service of such process on it in any such suit, action or proceeding.

                  SECTION 12.10     NO RECOURSE AGAINST OTHERS

                  No director, officer, employee, incorporator or stockholder of the Company shall have any liability for any obligations of the Company under the Notes or this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation, solely by reason of its status as a director, officer, employee, incorporator or stockholder of the Company. By accepting a Note (or a beneficial interest in the Global Note), each Holder waives and releases all such liability (but only such liability) as part of the consideration for issuance of such Note to such Holder.

                  SECTION 12.11     SUCCESSORS

                  All agreements of the Company in this Indenture and the Notes shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

                  SECTION 12.12     MULTIPLE ORIGINALS

                  The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

                  SECTION 12.13     TABLE OF CONTENTS; HEADINGS

                  The table of contents, cross-reference table and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

                  SECTION 12.14     SEVERABILITY

                  In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 12.15     FURTHER INSTRUMENTS AND ACTS

                  Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

                  IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.


                                   PRIME SUCCESSION HOLDINGS, INC., as Issuer


                                   By:  _______________________________________
                                        Name:__________________________________
                                        Title:_________________________________


                                   UNITED STATES TRUST COMPANY OF NEW
                                   YORK, as Trustee


                                   By:  _______________________________________
                                        Name:__________________________________
                                        Title:_________________________________

                                    EXHIBIT A

                               FORM OF GLOBAL NOTE

                               FACE OF GLOBAL NOTE


PRIME SUCCESSION HOLDINGS, INC.                        CUSIP No

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO:

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO PRIME SUCCESSION HOLDINGS, INC. OR A SUCCESSOR THEREOF OR THE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO OR SUCH OTHER ENTITY AS HAS BEEN REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO OR TO SUCH OTHER ENTITY AS HAS BEEN REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO, HAS AN INTEREST HEREIN.

TRANSFER OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, AND NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS WHICH COMPLY WITH THE RESTRICTIONS SET FORTH IN SECTION 2.6 OF THE INDENTURE, DATED AS OF DECEMBER __, 2000, AMONG PRIME SUCCESSION HOLDINGS, INC., AS ISSUER, AND UNITED STATES TRUST COMPANY OF NEW YORK, AS TRUSTEE, PURSUANT TO WHICH THIS NOTE WAS ISSUED.

                                   GLOBAL NOTE

                   REPRESENTING 14.25% MANDATORILY CONVERTIBLE
                       SENIOR SUBORDINATED NOTES DUE 2004.

Prime Succession Holdings, Inc., a Delaware corporation, for value received, hereby promises to pay to Cede & Co, or its registered assigns, the principal sum indicated on Schedule A hereof, on August 29, 2004; PROVIDED, HOWEVER, that remaining principal balance of this Note following the Conversion Date shall be due and payable on August 29, 2009 as provided in the Indenture.

Interest Payment Dates: March 31, commencing March 31, 2002.

Record Dates: March 15.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

IN WITNESS WHEREOF, Prime Succession Holdings, Inc. has caused this Note to be duly executed.


                                   PRIME SUCCESSION HOLDINGS, INC.


                                   By:  _______________________________________
                                        Name:__________________________________
                                        Title:_________________________________



Attest: ____________________________
        Name:
        Title:

Dated:______________________________

TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

United States Trust Company of New York, as Trustee, certifies that this is one of the Notes referred to in the Indenture.

By:_________________________________
   Authorized Signatory

                           REVERSE SIDE OF GLOBAL NOTE

                         PRIME SUCCESSION HOLDINGS, INC.
                                   GLOBAL NOTE

             REPRESENTING 14.25% SENIOR SUBORDINATED NOTES DUE 2004
                            OR, UPON CONVERSION, 2009

1.       Indenture.

         This Note is one of a duly authorized issue of debt securities of the Company (as defined below) designated as its "14.25% Mandatorily Convertible Senior Subordinated Notes Due 2004" (herein called the "Notes") issued under an Indenture dated as of December __, 2000 (as amended and in effect from time to time, the "Indenture") among the Company, as issuer, and United States Trust Company of New York, as trustee (the "Trustee") in aggregate principal amount not to exceed $20,000,000, plus any Secondary Securities issued in lieu of cash interest payments pursuant to Section 2.11 of the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 US Code ss.ss. 77aaa-77bbbb). The Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and such Act for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and each Holder and of the terms upon which the Notes are, and are to be, authenticated and delivered. The summary of the terms of this Note contained herein does not purport to be complete and is qualified by reference to the Indenture. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control. All capitalized terms used in this Note which are not defined herein shall have the meanings assigned to them in the Indenture.

         The Indenture restricts, among other things, the Company's ability to merge or consolidate with any other person, or sell, assign, transfer, lease, convey or otherwise dispose of substantially all of the assets of the Company and its Subsidiaries.

2.       Principal and Interest.

         Prime Succession Holdings, Inc., a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay the principal amount set forth on Schedule A of this Note to the Holder hereof on August 29, 2004; PROVIDED, HOWEVER, that following the Conversion Date, the principal amount outstanding under this Note, together with any accrued but unpaid interest thereon, shall be reduced pro rata and converted into Common Stock as described in paragraph 11 hereof in a manner so as to cause the remaining aggregate principal amount of all Notes, plus any accrued but unpaid interest thereon, to equal

$7,500,000 as of such Conversion Date, with the remaining balance of this Note being then due and payable on August 29, 2009.

         Until the principal amount hereof is paid, made available for payment or converted into Common Stock in accordance with Article XI of the Indenture, the Company shall pay interest on the Notes at a rate of 14.25% per annum from the Issue Date or from the most recent Interest Payment Date to which interest has been paid or duly provided for, annually in arrears on March 31 of each year, commencing on March 31, 2001, to the Holder hereof and, except as otherwise provided for herein, such interest shall be payable in the form of additional Notes ("Secondary Securities"); PROVIDED, HOWEVER, that the Company may at its option pay cash in lieu of issuing Secondary Securities rounded upward to the nearest $1.00.

         Notwithstanding anything herein to the contrary, interest on the Notes will be payable in cash on any Interest Payment Date on or after the date the Obligations in respect of the Senior Credit Facilities shall have been paid in full. Any such Secondary Securities shall be governed by the Indenture and shall be subject to the same terms (including the maturity date and the rate of interest from time to time payable thereon) as this Note (except, as the case may be, with respect to the title, issuance date and aggregate principal amount). The term "Notes" shall include the Secondary Securities that may be issued under the Indenture. Interest (whether in cash or Secondary Securities) so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions provided in the Indenture, be paid to the Person in whose name this Note (or the Note in exchange or substitution for which this Note was issued) is registered at the close of business on the Record Date for interest payable on such Interest Payment Date. The Record Date for any interest payment is the close of business on March 15, whether or not a Business Day, immediately preceding the Interest Payment Date on which such interest is payable. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Record Date and shall be paid as provided in Section 2.11 of the Indenture. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

         Notwithstanding the foregoing, if the Company's Actual Net Cash Flow from Operative Activities for a period specified below is more than the Targeted Net Cash Flow from Operative Activities specified for such period, then the Company may, at its option and in its sole discretion, on the Interest Payment Date set opposite such period, pay interest on the Notes in cash in lieu of the payment in whole or in part of interest in Secondary Securities in an amount not to exceed the lesser of (x) 50% of the difference between the Actual Net Cash Flow from Operative Activities and the Targeted Net Cash Flow from Operative Activities for the relevant period set forth below and (y) all interest that accrued on the Notes from the Issue Date or the preceding Interest Payment Date through the current Interest Payment Date.

                                    SPECIFIED CASH
         PERIOD                       FLOW AMOUNT       INTEREST PAYMENT DATE
================================================================================
January 1, 2001--December 31, 2001    $13,300,000   First Interest Payment Date
--------------------------------------------------------------------------------
January 1, 2002--December 31, 2002    $14,700,000   Second Interest Payment Date
--------------------------------------------------------------------------------

                  Each payment of interest in respect of an Interest Payment Date, whether in cash or Secondary Securities, will include interest accrued through the day before such Interest Payment Date. If an Interest Payment Date falls on a day that is not a Business Day, the interest payment to be made on such Interest Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, and no additional interest will accrue as a result of such delayed payment.

                  To the extent lawful, the Company shall pay interest on overdue principal, overdue premium and Defaulted Interest (without regard to any applicable grace period) at the interest rate borne on this Note. The Company's obligation pursuant to the previous sentence shall apply whether such overdue amount is due at its maturity, as a result of the Company's obligations pursuant to Section 3.5 of the Indenture or otherwise.

3.       RESERVED.

4.       Method of Payment.

         The Company, through the Paying Agent, shall pay interest on this Note to the registered Holder of this Note, as provided above. The Holder must surrender this Note to a Paying Agent to collect principal payments. The Company will pay principal, premium, if any, and interest (not otherwise paid in Secondary Securities) in money of the United States that at the time of payment is legal tender for payment of all debts public and private. Principal, premium, if any, and interest, other than such interest paid in Secondary Securities, shall be paid by check mailed to the registered Holders at their registered addresses; PROVIDED that all such cash payments with respect to Notes the Holders of which have given wire transfer instructions to the Company will be required to be made by wire transfer of immediately available funds to the accounts specified by the Holders thereof. Payments of interest made in Secondary Securities shall be made by mailing such Secondary Securities to the Holders at their addresses appearing in the Note Register.

5.       Paying Agent and Registrar.

         Initially, the Trustee will act as Paying Agent and Registrar under the Indenture. The Company may, upon written notice to the Trustee, appoint and change any Paying Agent or Registrar. The Company or any of its Affiliates may act as Paying Agent or Registrar, provided that if the Company or such Affiliate is acting as Paying Agent, the Company or such Affiliate shall segregate all funds and Secondary Securities held by it as Paying Agent and hold them in trust for the benefit of the Holders or the Trustee.

6.       RESERVED.

7.       Subordination.

         This Note is subordinated in right of payment, as set forth in the Indenture, to the prior payment in full of all existing and future Obligations in respect of any Senior Indebtedness. The Company agrees, and each Holder by accepting a Note (or a beneficial interest in a Global Note) agrees, to the subordination provisions set forth in the Indenture, authorizes the Trustee to give them effect and appoints the Trustee as attorney-in-fact for such purpose.

8.       Redemption.

         The Notes will be subject to redemption at the option of the Company, in whole or in part, on at least 30 calendar days' but not more than 60 calendar days' prior notice, at a redemption price equal to the unpaid principal amount of the Notes sought to be redeemed, plus accrued and unpaid interest thereon, if any, to the applicable Redemption Date (subject to the right of each Holder of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date).

9.       Notice of Redemption.

         At least 30 calendar days but not more than 60 calendar days before a Redemption Date, the Company shall deliver to the Trustee and send, by first-class mail, postage prepaid, to Holders of Notes to be redeemed at the addresses of such Holders as they appear in the Note Register, a notice of redemption.

         If fewer than all the Notes are to be redeemed at any time, the Trustee shall select the Notes to be redeemed pro rata or by lot or by a method that complies with applicable legal and securities exchange requirements, if any, and that the Trustee considers fair and appropriate and in accordance with methods generally used at the time of selection by fiduciaries in similar circumstances. The Trustee shall make the selection from outstanding Notes not previously called for redemption; provided that the Trustee may select for redemption portions (equal to $1.00 or any integral multiple thereof) of the principal of Notes that have denominations larger than $1.00 (Notes in denominations of $1.00 or less may be redeemed only in whole). If any Note is redeemed subsequent to a Record Date with respect to any Interest Payment Date specified above and on or prior to such Interest Payment Date, then any accrued interest will be paid on such Interest Payment Date to the Holder of the Note on such Record Date. If money in an amount sufficient to pay the Redemption Price of all Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent on or before the applicable Redemption Date and certain other conditions are satisfied, interest on the Notes or portions thereof to be redeemed on the applicable Redemption Date will cease to accrue.

10.      RESERVED.

11.      Conversion Feature

         Subject to the terms and provisions of this paragraph 11, if, within 30 days following the occurrence and continuance of a Conversion Event, the Company receives a notice (the "Conversion Notice") from the Representative of the Senior Credit Facilities that the requisite composite of lenders party to Senior Credit Facilities have agreed in accordance with the terms thereof to exercise the Conversion Option, then the Holders shall be required to tender their notes for conversion into Common Stock on the date (the "Conversion Date") set forth in such Conversion Notice which Conversion Date shall be a Business Day and shall be at least 15 days, but not more than 45 days, after the Company's receipt of such Conversion Notice. Upon such Conversion Date, the Notes shall be reduced pro rata in a manner so as to cause the remaining aggregate outstanding principal amount of the Notes, together with accrued but unpaid interest thereon, to equal $7,500,000 immediately following such Conversion Date. The number of shares of Common Stock issuable upon conversion of a Note is determined by dividing the principal amount of the Notes, plus accrued but unpaid interest thereon, being so converted by the Conversion Price in effect as of the Conversion Date. The initial Conversion Price per share of Common Stock shall be $2.76 per share, but shall be subject to adjustment as provided in
Article XI of the Indenture. The Notes may be converted into Common Stock in accordance herewith only once and the amount to be so converted shall equal the sum of the then aggregate outstanding principal amount of the Notes, plus any accrued but unpaid interest thereon, LESS $7,500,000, with the remaining balance of the Notes being then due and payable on August 29, 2009.

12.      The Global Note.

         So long as this Global Note is registered in the name of the Depositary or its nominee, members of, or participants in, the Depositary ("Agent Members") shall have no rights under the Indenture with respect to this Global Note held on their behalf by the Depositary or the Trustee as its custodian, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of this Global Note for all purposes. Notwithstanding the foregoing, nothing herein shall (i) prevent the Company, the Trustee or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by the Depositary or (ii) impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder.

         The Holder of this Global Note may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests in this Global Note through Agent Members, to take any action which a Holder is entitled to take under the Indenture or the Notes.

         Whenever, as a result of optional redemption by the Company, a conversion of the Note described in paragraph 11 or an exchange for Certificated Notes, this Global Note is redeemed, repurchased, converted or exchanged in part, this Global Note shall be surrendered by the Holder thereof to the Trustee who shall cause an adjustment to be made to Schedule A hereof so that the principal amount of this Global Note will be equal to the portion not redeemed, repurchased, converted or exchanged and shall thereafter return this Global Note to such Holder; PROVIDED that this Global Note shall be in a principal amount of $1.00 or an integral multiple of $1.00.

13.      RESERVED.

14.      Transfer and Exchange.

         (a) Each Holder of a beneficial interest in this Global Note agrees not to transfer or cause to be transferred its beneficial interest in this Global Note unless it also transfers to the transferee a proportionate share of the Common Stock issued under the Plan (together with a proportionate share of any Common Stock issued to the Holders in accordance with Article XI of the Indenture), and any transfer which fails to comply with the aforementioned provisions shall be void AB INITIO.

         (b) A Holder of this Global Note may transfer this Global Note as provided in the Indenture and subject to certain limitations therein set forth. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes, fees and expenses required by law or permitted by the Indenture.

15.      Denominations.

         The Notes are issuable only in registered form without coupons in denominations of $1.00 and integral multiples thereof of principal amount.

16.      Discharge and Defeasance.

         Subject to certain conditions, the Company at any time may terminate some or all of the obligations of the Company under the Notes and the Indenture if the Company irrevocably deposits in trust with the Trustee cash or US Government Obligations for the payment of principal, premium, if any, interest on the then outstanding Notes to redemption or maturity, as the case may be.

17.      Amendment, Waiver.

         Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Notes may be amended with the written consent of the Holders of at least a majority in principal amount of the outstanding Notes (which consent may, but need not, be given in connection with any tender offer or exchange offer for the Notes) and (ii) any past Default and its consequences or any compliance with any provisions of the Indenture may be waived with the written consent of the Holders of at least a majority in principal amount of the outstanding Notes. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company and the Trustee may amend the Indenture or the Notes (i) to evidence the succession of another Person to the Company and the assumption by such successor of the covenants of the Company under the Indenture and contained in the Notes; (ii) to add to the covenants of the Company, for the benefit of the Holders of all of the Notes, or to surrender any right or power conferred on the Company under the Indenture; (iii) to provide for uncertificated Notes in addition to or in place of Certificated Notes; (iv) to secure the Notes; (v) to cure any ambiguity, omission, defect or inconsistency in the Indenture, provided that such actions shall not adversely affect the interests of the Holders of Notes in any material respect; or (vi) to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA.

18.      Defaults and Remedies.

         Under the Indenture, Events of Default include: (i) a default for 30 days in the payment when due of interest on the Notes (whether or not prohibited by the subordination provisions of the Indenture); (ii) a default in the payment when due of the principal of or premium, if any, on the Notes (whether or not prohibited by the subordination provisions of the Indenture); (iii) failure by the Company to observe or perform certain covenants, conditions, agreements or other provisions of the Indenture or this Note (and, in the case of certain covenants, agreements or other provisions, such failure has continued for 30 calendar days after written notice by the Trustee or the Holders of at least 25% in principal amount of the Notes); (iv) acceleration of Indebtedness of the Company or any of its Subsidiaries in an amount in excess of $1 million in the aggregate; (v) certain events of bankruptcy or insolvency with respect to the Company or any of its Significant Subsidiaries; or (vi) certain undischarged judgments not covered by insurance in excess of $1 million against the Company or any of its Subsidiaries.

         If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Notes, subject to certain limitations, may declare all the Notes to be immediately due and payable. Certain events of bankruptcy or insolvency shall result in the Notes being immediately due and payable upon the occurrence of such Events of Default without any further act of the Trustee or any Holder.

         Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Notes unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in principal amount of the Notes may direct the Trustee in its exercise of any trust or power under the Indenture. The Holders of a majority in principal amount of the then outstanding Notes, by written notice to the Trustee and the Company, may rescind any declaration of acceleration and its consequences if the rescission would not conflict with any judgment or decree, and if all existing Events of Default have been cured or waived, except nonpayment of principal, interest or premium that has become due solely because of acceleration. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

19.      Individual Rights of Trustee.

         Subject to certain limitations imposed by the TIA, the Trustee or any Paying Agent or Registrar, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee, Paying Agent or Registrar, as the case may be, under the Indenture.

20.      No Recourse Against Certain Others.

         No director, officer, employee, incorporator or stockholder of the Company, as such, shall have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation, solely by reason of its status as a director, officer, employee, incorporator or stockholder of the Company. By accepting a Note (or a beneficial interest in a Global Note), each Holder waives and releases all such liability (but only such liability) as part of the consideration for issuance of such Note to such Holder.

21.      Authentication.

         This Note shall not be valid until the Trustee or an authenticating agent manually signs the certificate of authentication on the other side of this Note.

22.      Abbreviations.

         Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with rights of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gift to Minors
Act).

23.      CUSIP Numbers.

         Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders of Notes. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

24.      Governing Law.

         THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE.

         The Company will furnish to any Holder upon written request and without charge to the Holder a copy of the Indenture. Requests may be made to:

         Prime Succession Holdings, Inc.
         3940 Olympic Blvd, Suite 500
         Erlanger, Kentucky  41018
         Attention:  Chief Financial Officer

                                   SCHEDULE A

                          SCHEDULE OF PRINCIPAL AMOUNT.

The initial principal amount at maturity of this Note shall be $20,000,000 (less the principal amount of any Certificated Notes), plus any Secondary Securities issued in lieu of cash interest payments. The following decreases/increase in the principal amount in denominations of $1.00 or integral multiples thereof at maturity of this Note have been made:

    Total        Amount at                     Decrease in    Increase in       Made by or on         Date of
  Principal       Maturity       Notation       Principal      Principal      Behalf of Trustee      Maturity

                                   ASSIGNMENT

(To be executed by the registered Holder if such Holder desires to transfer this Note).

         FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print name and address of transferee)

PLEASE INSERT SOCIAL SECURITY OR OTHER
TAX IDENTIFYING NUMBER OF TRANSFEREE.
______________________________________.

         This Note, together with all right, title and interest herein, and does hereby irrevocably constitute and appoint _______________________ Attorney to transfer this Note on the Note Register, with full power of substitution.

Dated: _______________

_____________________________                _____________________________
Signature of Holder                          Signature Guaranteed


NOTICE: The signature to the foregoing Assignment must correspond to the Name as written upon the face of this Note in every particular, without alteration or any change whatsoever.

                                    EXHIBIT B

                           FORM OF CERTIFICATED NOTE.

                           FACE OF CERTIFICATED NOTE.

PRIME SUCCESSION HOLDINGS, INC.                        CUSIP NO

                         14.25% MANDATORILY CONVERTIBLE
                       SENIOR SUBORDINATED NOTE DUE 2004.

Prime Succession Holdings, Inc., a Delaware corporation, for value received, hereby promises to pay to __________________________, or its registered assigns, the principal amount of ____________, on August 29, 2004; PROVIDED, HOWEVER, that the remaining principal balance of this Note following the Conversion Date shall be due and payable on August 29, 2009 as provided in the Indenture.

Interest Payment Dates: March 31, commencing March 31, 2002.

Record Dates: March 15.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

IN WITNESS WHEREOF, Prime Succession Holdings, Inc. has caused this Note to be duly executed.


                                   PRIME SUCCESSION HOLDINGS, INC.


                                   By:  _______________________________________
                                        Name:__________________________________
                                        Title:_________________________________



Attest: ____________________________
        Name:
        Title:

Dated:______________________________

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

United States Trust Company of New York, as Trustee, certifies that this is one of the Notes referred to in the Indenture.

                                        By:____________________________________
                                             Authorized Signatory.

                   REVERSE SIDE OF INITIAL CERTIFICATED NOTE.

                         PRIME SUCCESSION HOLDINGS, INC.

                         14.25% MANDATORILY CONVERTIBLE
          SENIOR SUBORDINATED NOTE DUE 2004 OR, UPON CONVERSION, 2009.

1.       Indenture.

         This Note is one of a duly authorized issue of debt securities of the Company (as defined below) designated as its "14.25% Mandatorily Convertible Senior Subordinated Notes Due 2004" (herein called the "Notes") issued under an indenture dated as of December __, 2000 (as amended and in effect from time to time, the "Indenture") among the Company, as issuer, and United States Trust Company of New York, as trustee (the "Trustee"), in an aggregate principal amount not to exceed $20,000,000, plus any Secondary Securities issued in lieu of cash interest payments pursuant to Section 2.11 of the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 US Code ss.ss. 77aaa-77bbbb). The Notes are subject to all such terms, and Holders of Notes are referrED to the Indenture and such Act for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and each Holder and of the terms upon which the Notes are, and are to be, authenticated and delivered. The summary of the terms of this Note contained herein does not purport to be complete and is qualified by reference to the Indenture. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control. All capitalized terms used in this Note which are not defined herein shall have the meanings assigned to them in the Indenture.

         The Indenture restricts, among other things, the Company's ability to merge or consolidate with any other person, or sell, assign, transfer, lease, convey or otherwise dispose of substantially all of the assets of the Company and its Subsidiaries.

2.       Principal and Interest.

         Prime Succession Holdings, Inc., a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay the principal amount set forth on Schedule A of this Note to the Holder hereof on August 29, 2004; PROVIDED, HOWEVER, that immediately following the Conversation Date, the principal amount outstanding under this Note, together with any accrued but unpaid interest thereon, shall be reduced pro rata and converted into Common Stock as described in paragraph 11 in a manner so as to cause the remaining aggregate principal amount of all Notes, plus any accrued but unpaid interest thereon, to equal

$7,500,000 as of such Conversion Date, with the remaining balance of this Note being then due and payable on August 29, 2009.

         Until the principal amount hereof is paid, made available for payment or converted into Common Stock in accordance with Article XI of the Indenture, the Company shall pay interest on the Note at a rate of 14.25% per annum from the Issue Date or from the most recent Interest Payment Date to which interest has been paid or duly provided for, annually in arrears on March 31 of each year, commencing on March 31, 2001, to the Holder hereof and, except as otherwise provided for herein, such interest shall be payable in the form of additional Notes ("Secondary Securities"); PROVIDED, HOWEVER, that the Company may at its option pay cash in lieu of issuing Secondary Securities rounded upward to the nearest $1.00.

         Notwithstanding anything herein to the contrary, interest on the Notes will be payable in cash on any Interest Payment Date on or after the date the Obligations in respect of the Senior Credit Facilities shall have been paid in full. Any such Secondary Securities shall be governed by the Indenture and shall be subject to the same terms (including the maturity date and the rate of interest from time to time payable thereon) as this Note (except, as the case may be, with respect to the title, issuance date and aggregate principal amount). The term "Notes" shall include the Secondary Securities that may be issued under the Indenture. Interest (whether in cash or Secondary Securities) so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions provided in the Indenture, be paid to the Person in whose name this Note (or the Note in exchange or substitution for which this Note was issued) is registered at the close of business on the Record Date for interest payable on such Interest Payment Date. The Record Date for any interest payment is the close of business on March 15, whether or not a Business Day, immediately preceding the Interest Payment Date on which such interest is payable. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Record Date and shall be paid as provided in Section 2.11 of the Indenture. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

         Notwithstanding the following, if the Company's Actual Net Cash Flow from Operating Activities for a period specified below is more than the Targeted Net Cash Flow from Operating Activities specified for such period, then the Company may, at its option and in its sole discretion, on the Interest Payment Date set opposite such period, pay interest on the Notes in cash in lieu of the payment in whole or in part of interest in Secondary Securities in an amount not to exceed the lesser of (x) 50% of the difference between the Actual Net Cash Flow from Operating Activities and the Targeted Net Cash Flow from Operating Activities for the relevant period set forth below and (y) all interest that accrued on the Notes from the Issue Date or the preceding Interest Payment Date through the current Interest Payment Date.

                                    SPECIFIED CASH
         PERIOD                       FLOW AMOUNT       INTEREST PAYMENT DATE
================================================================================
January 1, 2001--December 31, 2001    $13,300,000   First Interest Payment Date
--------------------------------------------------------------------------------
January 1, 2002--December 31, 2002    $14,700,000   Second Interest Payment Date
--------------------------------------------------------------------------------

         Each payment of interest in respect of an Interest Payment Date. whether in cash or Secondary Securities, will include interest accrued through the day before such Interest Payment Date. If an Interest Payment Date falls on a day that is not a Business Day, the interest payment to be made on such Interest Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, and no additional interest will accrue as a result of such delayed payment.

         To the extent lawful, the Company shall pay interest on overdue principal, overdue premium and Defaulted Interest (without regard to any applicable grace period) at the interest rate borne on this Note. The Company's obligation pursuant to the previous sentence shall apply whether such overdue amount is due at its maturity, as a result of the Company's obligations pursuant to Section 3.5 of the Indenture or otherwise.

3.       RESERVED.

4.       Method of Payment.

         The Company, through the Paying Agent, shall pay interest on this Note to the registered Holder of this Note, as provided above. The Holder must surrender this Note to a Paying Agent to collect principal payments. The Company will pay principal, premium, if any, and interest (not otherwise paid in Secondary Securities) in money of the United States that at the time of payment is legal tender for payment of all debts public and private. Principal, premium, if any, and interest, other than such interest paid in Secondary Securities, shall be paid by check mailed to the registered Holders at their registered addresses; PROVIDED that all such cash payments with respect to Notes the Holders of which have given wire transfer instructions to the Company will be required to be made by wire transfer of immediately available funds to the accounts specified by the Holders thereof. Payments of interest made in Secondary Securities shall be made by mailing such Secondary Securities to the Holders at their addresses appearing in the Note Register.

5.       Paying Agent and Registrar.

         Initially, the Trustee will act as Paying Agent and Registrar under the Indenture. The Company may, upon written notice to the Trustee, appoint and change any Paying Agent or Registrar. The Company or any of its Affiliates may act as Paying Agent or Registrar, provided that if the Company or such Affiliate is acting as Paying Agent, the Company or such Affiliate shall segregate all funds and Secondary Securities held by it as Paying Agent and hold them in trust for the benefit of the Holders or the Trustee.

6.       RESERVED.

7.       Subordination.

         This Note is subordinated in right of payment, as set forth in the Indenture, to the prior payment in full of all existing and future Obligations in respect of any Senior Indebtedness. The Company agrees, and each Holder by accepting this Note agrees, to the subordination provisions set forth in the Indenture, authorizes the Trustee to give them effect and appoints the Trustee as attorney-in-fact for such purpose.

8.       Redemption.

         The Notes will be subject to redemption at the option of the Company, in whole or in part, on at least 30 calendar days' but not more than 60 calendar days' prior notice, at a redemption price equal to the unpaid principal amount of the Notes sought to be redeemed, plus accrued and unpaid interest thereon, if any, to the applicable Redemption Date).

9.       Notice of Redemption.

         At least 30 calendar days but not more than 60 calendar days before a Redemption Date, the Company shall deliver to the Trustee and send, by first-class mail, postage prepaid, to Holders of Notes to be redeemed at the addresses of such Holders as they appear in the Note Register, a notice of redemption.

         If fewer than all the Notes are to be redeemed at any time, the Trustee shall select the Notes to be redeemed pro rata or by lot or by a method that complies with applicable legal and securities exchange requirements, if any, and that the Trustee considers fair and appropriate and in accordance with methods generally used at the time of selection by fiduciaries in similar circumstances. The Trustee shall make the selection from outstanding Notes not previously called for redemption; provided that the Trustee may select for redemption portions (equal to $1.00 or any integral multiple thereof) of the principal of Notes that have denominations larger than $1.00 (Notes in denominations of $1.00 or less may be redeemed only in whole). If any Note is redeemed subsequent to a Record Date with respect to any Interest Payment Date specified above and on or prior to such Interest Payment Date, then any accrued interest will be paid on such Interest Payment Date to the Holder of the Note on such Record Date. If money in an amount sufficient to pay the Redemption Price of all Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent on or before the applicable Redemption Date and certain other conditions are satisfied, interest on the Notes or portions thereof to be redeemed on the applicable Redemption Date will cease to accrue.

10.      RESERVED.

11.      Conversion Feature

         Subject to the terms and provisions of this paragraph 11, if, within 30 days following the occurrence and continuance of a Conversion Event, the Company receives a notice (the "Conversion Notice") from the Representative of the Senior Credit Facilities that the requisite composite of lenders party to Senior Credit Facilities have agreed in accordance with the terms thereof to exercise the Conversion Option, then the Holders shall be required to tender their Notes for conversion into Common Stock on the date (The "Conversion Date") set forth in such Conversion Notice shall be a Business Day and shall be at least 15 days, but not more than 45 days, after the Company's receipt of such Conversion Notice. Upon such Conversion Date, the Notes shall be reduced pro rata in a manner so as to cause the remaining aggregate outstanding principal amount of the Notes, together with accrued but unpaid interest thereon, to equal $7,500,000 immediately following such Conversion Date. The number of shares of Common Stock issuable upon conversion of a Note is determined by dividing the principal amount of the Notes, plus accrued but unpaid interest thereon, being so converted by the Conversion Price in effect as of the Conversion Date. The initial Conversion Price per share of Common Stock shall be $2.76 per share, but shall be subject to adjustment as provided in Article XI of the Indenture. The Notes may be converted into Common Stock in accordance herewith only once and the amount to be so converted shall equal the sum of the then aggregate outstanding principal amount of the Notes, plus any accrued but unpaid interest thereon, LESS $7,500,000, with the remaining balance of the Notes being then due and payable on August 29, 2009.

12.      Reissuance of Notes.

         Whenever, as a result of optional redemption by the Company or a conversion of the Note described in paragraph 11, this Certificated Note is redeemed, repurchased, converted or exchanged in part, this Certificated Note shall be surrendered by the Holder thereof to the Trustee who shall reissue this Certificated Note in a principal amount equal to the portion thereof not so redeemed or converted.

13.      RESERVED.

14.      Transfer and Exchange.

         (a) Each Holder of this Note agrees not to transfer or cause to be transferred its interest in this Note unless it also transfers to the transferee a proportionate share of the Common Stock issued under the Plan (together with a proportionate share of any Common Stock issued to the Holders in accordance with
Article XI of the Indenture), and any transfer which fails to comply with the aforementioned provisions shall be void AB INITIO.

         (b) The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes, fees and expenses required by law or permitted by the Indenture. The Registrar need not register the transfer or exchange of Certificated Notes or portions thereof selected for redemption (except, in the case of a Certificated Note to be redeemed in part, the portion of such Certificated Note not to be redeemed) or any Certificated Notes for a period of 15 calendar days before a selection of Notes to be redeemed.

15.      Denominations.

         The Notes are issuable only in registered form without coupons in denominations of $1.00 and integral multiples thereof of principal amount.

16.      Discharge and Defeasance.

         Subject to certain conditions, the Company at any time may terminate some or all of the obligations of the Company under the Notes and the Indenture if the Company irrevocably deposits in trust with the Trustee cash or US Government Obligations for the payment of principal, premium, if any, interest on the then outstanding Notes to redemption or maturity, as the case may be.

17.      Amendment, Waiver.

         Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Notes may be amended with the written consent of the Holders of at least a majority in principal amount of the outstanding Notes (which consent may, but need not, be given in connection with any tender offer or exchange offer for the Notes) and (ii) any past Default and its consequences or any compliance with any provisions of the Indenture may be waived with the written consent of the Holders of at least a majority in principal amount of the outstanding Notes. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company and the Trustee may amend the Indenture or the Notes (i) to evidence the succession of another Person to the Company and the assumption by such successor of the covenants of the Company under the Indenture and contained in the Notes; (ii) to add to the covenants of the Company, for the benefit of the Holders of all of the Notes, or to surrender any right or power conferred on the Company under the Indenture; (iii) to provide for uncertificated Notes in addition to or in place of Certificated Notes; (iv) to secure the Notes; (v) to cure any ambiguity, omission, defect or inconsistency in the Indenture, provided that such actions shall not adversely affect the interests of the Holders of Notes in any material respect; or (vi) to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA.

18.      Defaults and Remedies.

         Under the Indenture, Events of Default include: (i) a default for 30 days in the payment when due of interest on the Notes (whether or not prohibited by the subordination provisions of the Indenture); (ii) a default in the payment when due of the principal of or premium, if any, on the Notes (whether or not prohibited by the subordination provisions of the Indenture); (iii) failure by the Company to observe or perform certain covenants, conditions, agreements or other provisions of the Indenture or this Note (and, in the case of certain covenants, agreements or other provisions, such failure has continued for 30 calendar days after written notice by the Trustee or the Holders of at least 25% in principal amount of the Notes); (iv) a default in the payment of Indebtedness acceleration of the Company or any of its Subsidiaries in an amount in excess of $1 million in the aggregate; (v) certain events of bankruptcy or insolvency with respect to the Company or any of its Significant Subsidiaries; or (vi) certain undischarged judgments not covered by insurance in excess of $1 million against the Company or any of its Subsidiaries.

         If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Notes, subject to certain limitations, may declare all the Notes to be immediately due and payable. Certain events of bankruptcy or insolvency shall result in the Notes being immediately due and payable upon the occurrence of such Events of Default without any further act of the Trustee or any Holder.

         Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Notes unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in principal amount of the Notes may direct the Trustee in its exercise of any trust or power under the Indenture. The Holders of a majority in principal amount of the then outstanding Notes, by written notice to the Trustee and the Company, may rescind any declaration of acceleration and its consequences if the rescission would not conflict with any judgment or decree, and if all existing Events of Default have been cured or waived, except nonpayment of principal, interest or premium that has become due solely because of acceleration. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

19.      Individual Rights of Trustee.

         Subject to certain limitations imposed by the TIA, the Trustee or any Paying Agent or Registrar, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company, or its Affiliates with the same rights it would have if it were not Trustee, Paying Agent or Registrar, as the case may be, under the Indenture.

20.      No Recourse Against Certain Others.

         No director, officer, employee, incorporator or stockholder of the Company, as such, shall have any liability for any obligations of the Company under the Notes, or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation, solely by reason of its status as a director, officer, employee, incorporator or stockholder of the Company. By accepting a Note, each Holder waives and releases all such liability (but only such liability) as part of the consideration for issuance of such Note to such Holder.

21.      Authentication.

         This Note shall not be valid until the Trustee or an authenticating agent manually signs the certificate of authentication on the other side of this Note.

22.      Abbreviations.

         Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with rights of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gift to Minors
Act).

23.      CUSIP Numbers.

         Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders of Notes. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

24.      Governing Law.

         THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE.

         The Company will furnish to any Holder upon written request and without charge to the Holder a copy of the Indenture. Requests may be made to:

         Prime Succession Holdings, Inc.
         3940 Olympia Blvd., Suite 500
         Erlanger, Kentucky  41018
         Attention:  Chief Financial Officer

                                   ASSIGNMENT

(To be executed by the registered Holder if such Holder desires to transfer this Note).

         FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print name and address of transferee)

PLEASE INSERT SOCIAL SECURITY OR OTHER
TAX IDENTIFYING NUMBER OF TRANSFEREE.
______________________________________.

         This Note, together with all right, title and interest herein, and does hereby irrevocably constitute and appoint _______________________ Attorney to transfer this Note on the Note Register, with full power of substitution.

Dated: _______________

_____________________________                _____________________________
Signature of Holder                          Signature Guaranteed


NOTICE: The signature to the foregoing Assignment must correspond to the Name as written upon the face of this Note in every particular, without alteration or any change whatsoever.